                                                                     EXHIBIT 2.G

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of February 21, 2003 (this "Amendment"), is entered into by and among AK Steel Corporation, a Delaware corporation ("Buyer"), and National Steel Corporation, a Delaware corporation (the "Company").

     WHEREAS, Buyer, the Company and certain of the Company's subsidiaries (collectively with the Company, "Sellers" and each a "Seller") are parties to that certain Asset Purchase Agreement, dated as of January 30, 2003 (the "Purchase Agreement") pursuant to which Buyer has agreed to purchase the assets and assume the liabilities relating to the Business (as defined in the Purchase Agreement) as are specified in the Purchase Agreement, all in the manner and subject to the terms and conditions set forth in the Purchase Agreement and pursuant to, inter alia, Sections 363 and 365 of the Bankruptcy Code; and

     WHEREAS, pursuant to Section 7.20 of the Purchase Agreement, Buyer and the Company desire to amend the Purchase Agreement and the schedules thereto to reflect that National Steel Pellet Company is a Seller and Buyer's purchase of all assets related thereto and to add as Sellers other parties necessary to effectuate the foregoing.

     WHEREAS, pursuant to Section 11.6 of the Purchase Agreement, Buyer and the Company desire to amend the Purchase Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Amendment of Section 1.1.

          (a) Accounts Payable. The definition of the term "Accounts Payable" is hereby amended and restated in its entirety to read as follows:

                 ""Accounts Payable" shall mean those trade accounts payable of Sellers relating to the Business or the Acquired Assets, incurred in bona fide business transactions in the ordinary course of business after the commencement of the Chapter 11 Case. Accounts Payable shall not include any Cure Amounts or any Excluded Liabilities."

          (b) Estimated Inventory Value. The definition of the term "Estimated Inventory Value" is hereby amended and restated in its entirety to read as follows:

                 ""Estimated Inventory Value" shall mean the Inventory Value (excluding the Inventory Value of the Inventory of National Steel Pellet

          Company) determined as of the close of business on the last day of the month immediately prior to the Closing Date."

          (c) Estimated Net Receivables Amount. The definition of the term "Estimated Net Receivables Amount" is hereby amended and restated in its entirety to read as follows:

                 ""Estimated Net Receivables Amount" shall mean the aggregate amount of Accounts Receivable (excluding the amount of Accounts Receivable of National Steel Pellet Company) minus the aggregate amount of Accounts Payable (excluding the amount of Accounts Payable of National Steel Pellet Company) minus the Company Reserves (excluding the amount of Company Reserves related to National Steel Pellet Company) calculated as of the close of business on the last day of the month immediately prior to the Closing Date."

2. Amendment of Section 3.4(e). Section 3.4(e) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(e)   If the aggregate amount of Accounts Receivable included
          in the Acquired Assets (excluding the amount of Accounts Receivable of National Steel Pellet Company included in the Acquired Assets) minus (i) the aggregate amount of Accounts Payable included in the Assumed Liabilities (excluding the amount of Accounts Payable of National Steel Pellet Company included in the Assumed Liabilities) and (ii) the Company Reserves, excluding the amount of Company Reserves related to National Steel Pellet Company (the "Net Receivables Amount"), plus the Inventory Value, excluding the Inventory Value of the Inventory of National Steel Pellet Company included in the Acquired Assets (the "Working Capital Amount"), is less than $450 million then the Purchase Price shall be decreased by the amount of the shortfall (the "Working Capital Adjustment"). Any Working Capital Adjustment resulting from this Section 3.4(e) shall be offset by any reduction to the Purchase Price made at the Closing based on the Estimated Working Capital Adjustment."

3. Amendment of Section 7.20. Section 7.20 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                 "7.20 Pellet Company Modification. On or prior to February 21, 2003, Sellers shall prepare and deliver amendments, modifications or supplements to the exhibits and schedules hereto in a form reasonably satisfactory to Buyer to reflect that National Steel Pellet Company is a Seller and Buyer's purchase of all assets related thereto (the "Pellet Company Modification"), and to add as Sellers other parties as necessary to effectuate the foregoing."

4. Addition of Hanna Ore Mining Company as Seller. By executing this Amendment, the parties hereto hereby agree that the Purchase Agreement is amended to include Hanna Ore Mining Company as a Seller and to add Hanna Ore Mining Company as a signatory to the Purchase Agreement.

5. Amendment of Schedule 1. Schedule 1 to the Purchase Agreement is hereby amended as set forth on Exhibit A attached hereto.

6. Amendment of Schedule 2.1(a)-1. Schedule 2.1(a)-1 to the Purchase Agreement is hereby amended as set forth on Exhibit B attached hereto.

7. Amendment of Schedule 2.1(c). Schedule 2.1(c) to the Purchase Agreement is hereby amended as set forth on Exhibit C attached hereto.

8. Amendment of Schedule 2.1(i). Schedule 2.1(i) to the Purchase Agreement is hereby amended as set forth on Exhibit D attached hereto.

9. Amendment of Schedule 2.1(k). Schedule 2.1(k) to the Purchase Agreement is hereby amended as set forth on Exhibit E attached hereto.

10. Amendment of Schedule 2.1(n). Schedule 2.1(n) to the Purchase Agreement is hereby amended as set forth on Exhibit F attached hereto.

11. Amendment of Schedule 2.2(i). Schedule 2.2(i) to the Purchase Agreement is hereby amended as set forth on Exhibit G attached hereto.

12. Amendment of Schedule 2.2(k). Schedule 2.2(k) to the Purchase Agreement is hereby amended as set forth on Exhibit H attached hereto.

13. Amendment of Schedule 7.16. Schedule 7.16 to the Purchase Agreement is hereby amended as set forth on Exhibit I attached hereto.

14. Amendment of Schedule 10.1(c). Schedule 10.1(c) to the Purchase Agreement is hereby amended as set forth on Exhibit J attached hereto.

15. Amendment of Schedule 5.1 of the Disclosure Schedule. Schedule 5.1 of the Disclosure Schedule is hereby amended as set forth on Exhibit K attached hereto.

16. Amendment of Schedule 5.4 of the Disclosure Schedule. Schedule 5.4 of the Disclosure Schedule is hereby amended as set forth on Exhibit L attached hereto.

17. Amendment of Schedule 5.6(a) of the Disclosure Schedule. Schedule 5.6(a) of the Disclosure Schedule is hereby amended as set forth on Exhibit M attached hereto.

18. Amendment of Schedule 5.6(b) of the Disclosure Schedule. Schedule 5.6(b) of the Disclosure Schedule is hereby amended as set forth on Exhibit N attached hereto.

19. Amendment of Schedule 5.7 of the Disclosure Schedule. Schedule 5.7 of the Disclosure Schedule is hereby amended as set forth on Exhibit O attached hereto.

20. Amendment of Schedule 5.8(a) of the Disclosure Schedule. Schedule 5.8(a) of the Disclosure Schedule is hereby amended as set forth on Exhibit P attached hereto.

21. Amendment of Schedule 5.10(a)(i) of the Disclosure Schedule. Schedule 5.10(a)(i) of the Disclosure Schedule is hereby amended as set forth on Exhibit Q attached hereto.

22. Amendment of Schedule 5.11 of the Disclosure Schedule. Schedule 5.11 of the Disclosure Schedule is hereby amended as set forth on Exhibit R attached hereto.

23. Amendment of Schedule 5.13 of the Disclosure Schedule. Schedule 5.13 of the Disclosure Schedule is hereby amended as set forth on Exhibit S attached hereto.

24. Amendment of Schedule 5.14 of the Disclosure Schedule. Schedule 5.14 of the Disclosure Schedule is hereby amended as set forth on Exhibit T attached hereto.

25. Amendment of Schedule 5.15 of the Disclosure Schedule. Schedule 5.15 of the Disclosure Schedule is hereby amended and restated in its entirety to read as set forth on Exhibit U attached hereto.

26. Amendment of Schedule 5.18 of the Disclosure Schedule. Schedule 5.18 of the Disclosure Schedule is hereby amended as set forth on Exhibit V attached hereto.

27. Amendment of Schedule 5.19 of the Disclosure Schedule. Schedule 5.19 of the Disclosure Schedule is hereby amended as set forth on Exhibit W attached hereto.

28. Amendment of Schedule 5.20 of the Disclosure Schedule. Schedule 5.20 of the Disclosure Schedule is hereby amended as set forth on Exhibit X attached hereto.

29.  Miscellaneous.

          (a) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts to this Amendment may be delivered via facsimile. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

          (b) No Further Effect. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations or agreements contained in the Purchase Agreement and the Purchase Agreement shall remain in full force and effect in accordance with its terms.

          (c) References. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference to the "Purchase Agreement" in each other agreement, including, without limitation, each agreement attached as an exhibit to the Purchase Agreement, entered into between Buyer and Sellers in connection with the Transaction shall mean the Purchase Agreement as amended hereby. Each reference in the Purchase Agreement to a Schedule to the Purchase Agreement or to the Disclosure Schedule shall mean the Schedules to the Purchase Agreement and to the Disclosure Schedule as amended hereby. Each reference to the "Agreement" in any Schedule to the Purchase Agreement and in the Disclosure Schedule shall mean the Purchase Agreement as amended hereby.

          (d) Choice of Law. This Amendment shall be construed and interpreted,and the rights of the parties shall be determined, in accordance with the substantive laws of the State of Delaware, without giving effect to any provision thereof that would require the application of the substantive laws of any other jurisdiction, except to the extent that such laws are superseded by the Bankruptcy Code.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of Buyer and the Company as of the date first above written.

                       AK STEEL CORPORATION

                       By:    /s/  James L. Wainscott
                          ------------------------------------------------------
                       Name:   James L. Wainscott
                       Title:  Senior Vice President and Chief Financial Officer

                       NATIONAL STEEL CORPORATION

                       By:    /s/ Kirk A. Sobecki
                          ------------------------------------------------------
                       Name:   Kirk A. Sobecki
                       Title:  Senior Vice President & Chief Financial Officer

                       HANNA ORE MINING COMPANY

                       By:    /s/ Kirk A. Sobecki
                          ------------------------------------------------------
                       Name:   Kirk A. Sobecki
                       Title:  Vice President & Chief Financial Officer

          Signature Page to First Amendment to Asset Purchase Agreement

                                    Exhibit A

Schedule 1 to the Purchase Agreement is hereby amended to include the following item(s):

     14. Hanna Ore Mining Company, a corporation incorporated under the laws of the State of Minnesota.

                                    Exhibit B

Schedule 2.1(a)-1 to the Purchase Agreement is hereby amended to include the following item(s):

     7. All lands owned in fee by the Company, National Steel Pellet Company and Hanna Ore Mining Company in and near Keewatin, Minnesota and used in connection with the operation of the National Steel Pellet Company Taconite Plant located in both Itasca County, Minnesota and St. Louis County, Minnesota and in Townships Fifty-six (56) and Fifty-seven (57) North, Range Twenty-one (21) and Twenty-two (22) West.

                                    Exhibit C

Section 5 of Schedule 2.1(c) to the Purchase Agreement is hereby amended to include the following new item:

          aa) Gas Operations Program Agreement, effective November 1, 2002, between National Steel Pellet Company and Cornerstone Energy, Inc.

                                    Exhibit D

Schedule 2.1(i) to the Purchase Agreement is hereby amended to include the following items:

National Steel Pellet Company
1. Radio Station License (Call Sign WPHH785), issued March 22, 2000, to National Steel Pellet Company by the Federal Communications Commission
2. Radio Station Authorization (Call Sign WNRD611), granted September 9, 1998, to National Steel Pellet Company by the Federal Communications Commission
3. Radio Station Authorization (Call Sign KAF691), granted February 28, 2002, to National Steel Pellet Company by the Federal Communications Commission

NATIONAL STEEL PELLET COMPANY

      MEDIA             APPLICABLE PERMIT               PERMIT INFORMATION                      DATES
---------------------------------------------------------------------------------------------------------------------
       Air         Minnesota Pollution Control           Pellet Screening           Issue Date: November 28, 1995
                         Agency ("MPCA")               Construction Permit        Expiration Date: November 28, 2000
                         No. 13700063-006
---------------------------------------------------------------------------------------------------------------------
       Air                     MPCA                  Total Facility Operating        Issue Date: August 8, 1997
                         No. 13700063-002                     Permit               Expiration Date: August 8, 2002
---------------------------------------------------------------------------------------------------------------------
                   National Pollutant Discharge
                   Elimination System ("NPDES")                                     Issue Date: November 1, 1997
      Water       Industrial Activity Permit MN     General Storm Water Permit    Expiration Date: October 31, 2002
                             G611000
---------------------------------------------------------------------------------------------------------------------
                     NPDES Permit MN 0055948,
                   including MPCA certification                                     Issue Date: January 16, 1996
      Water       under Section 401 of the Clean          Tailings Basin          Expiration Date: September 30, 1997
                            Water Act
---------------------------------------------------------------------------------------------------------------------
      Water          NPDES Permit MN 0031879              Mine and Plant            Issue Date: January 16, 1996
                                                                                   Expiration Date: July 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                                     Drain, excavate, and/or
      Water         US Army Corp of Engineers       discharge fill material in       Issue Date: April 24, 1997
                    Permit No. 96-04859-IP-TWP          isolated wetlands         Expiration Date: December 31, 2003
---------------------------------------------------------------------------------------------------------------------
      Water      Minnesota Department of Natural       Water Appropriation           Issue Date: January 6, 1966
                        Resources ("MDNR")
---------------------------------------------------------------------------------------------------------------------
                     U.S. Nuclear Regulatory          Materials License for
     Nuclear          Commission License No.        By-Products, Source and/or    Expiration Date: November 30, 2004
                           22-05587-02               Special Nuclear Material
---------------------------------------------------------------------------------------------------------------------
   Explosives     Explosives Permit No. B 28628      Mining Explosives Permit         Issue Date: July 9, 2002
                                                     issued by Hibbing Police      Expiration Date: July 31, 2003
---------------------------------------------------------------------------------------------------------------------
                                                     Mining Explosives Permit
   Explosives     Explosives Permit No. B 28079      issued by Itasca County          Issue Date: July 9, 2002
                                                       Sheriff's Department        Expiration Date: July 31, 2003
---------------------------------------------------------------------------------------------------------------------

NATIONAL STEEL PELLET COMPANY

      MEDIA             APPLICABLE PERMIT               PERMIT INFORMATION                      DATES
---------------------------------------------------------------------------------------------------------------------
      Other             MPCA MND071344733             Hazardous Waste Small        Expiration Date: June 30, 2003
                                                    Quantity Generator License
---------------------------------------------------------------------------------------------------------------------
      Other           MPCA Permit #WTSF-115             Waste Tire Storage          Issue Date: January 23, 1992
                                                                                  Expiration Date: January 23, 1997
---------------------------------------------------------------------------------------------------------------------
                                                   Aboveground and Underground
      Other         MPCA Permit No. AST# 11153      Storage Tanks for Storing         Issue Date: March 6, 2000
                                                        Liquid Substances          Expiration Date: March 6, 2005
---------------------------------------------------------------------------------------------------------------------
      Other       Minnesota Mineland Reclamation            Dam Safety               Issue Date: March 14, 1986
                        Permit #MN CO49425                                         Expiration Date: March 6, 2005
---------------------------------------------------------------------------------------------------------------------
      Other                    DOT                     Hazardous Materials            Issue Date: June 5, 2002
                                                    Certificate of Registration     Expiration Date: June 30, 2003
---------------------------------------------------------------------------------------------------------------------
      Other       Minnesota Mineland Reclamation          Permit to Mine             Issue Date: March 14, 1986
                              Permit
---------------------------------------------------------------------------------------------------------------------
      Other       State of Minnesota Certificate    Boilers and Pressure Vessels  Expiration Date: December 31, 2002
                     of Exemption No. 257176
---------------------------------------------------------------------------------------------------------------------

                                    Exhibit E

Schedule 2.1(k) to the Purchase Agreement is hereby amended to included the following items:

National Steel Pellet Company Proprietary Software

NATIONAL STEEL PELLET COMPANY

Location Code/Area                    Application                         System Environment
----------------------------------------------------------------------------------------------------------
Accounts Payable                      1099Misc                            AS/400, RPG, CLP (information
                                                                          source: Avantis.XA Accounts
                                                                          Payable)
----------------------------------------------------------------------------------------------------------
Accounts Payable, Financial           Sales Tax Refund                    AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Employee Information                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Employee Progression                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Employee Protection Plan            AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Group Insurance                     AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Hourly Employee Absenteeism         AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       MSHA Employee Equipment Training    AS/400, RPG, CLP
                                      Records
----------------------------------------------------------------------------------------------------------
Human Resources                       Overtime Equalization               AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Pensions - Hourly & Salaried        AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Service Recognition                 AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources                       Workers Compensation                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Hourly Employee Rate                AS/400, RPG, CLP
                                      Calculations: Special Retirement,
                                      Sub, Vacation
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Major Medical Reimbursements        AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Pensionable Earnings                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Safety & Accident                   AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Surviving Spouse Benefits, 1099-R   AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Vacation Eligibility                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Voluntary Group Life Insurance      AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Maintenance Shop                      Heavy Equipment Hours and           AS/400, RPG, CLP
                                      Descriptions
----------------------------------------------------------------------------------------------------------
Payroll                               401(k)                              AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------

NATIONAL STEEL PELLET COMPANY

Location Code/Area                    Application                         System Environment
----------------------------------------------------------------------------------------------------------
Payroll                               Hourly Payroll: Deductions,         AS/400, RPG, CLP
                                      Direct Deposit, Incentives, Shoe
                                      Allowance, Timecards, Vacations,
                                      W-2, Labor Distribution, Union
                                      Dues
----------------------------------------------------------------------------------------------------------
Payroll, Financial                    Savings Bonds                       AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Payroll, Financial                    State Quarterly Reporting           AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Payroll, Human Resources              Supplemental Unemployment Benefits  AS/400, RPG, CLP, MS Access
----------------------------------------------------------------------------------------------------------
Plant, Mine                           Production Reporting                Client-Server, MS Access, SQL
                                                                          Server, Crystal Reports
----------------------------------------------------------------------------------------------------------
Purchasing, Maintenance Shop          Rolling Stock                       AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Safety                                Accident Reporting                  AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------
Safety                                Cardinal Rules of Safety -          AS/400, RPG, CLP
                                      Violations
----------------------------------------------------------------------------------------------------------
Safety                                MSDS                                AS/400, RPG, CLP
----------------------------------------------------------------------------------------------------------

                                    Exhibit F

Schedule 2.1(n) to the Purchase Agreement is hereby amended to include the following items:

    Company Account
        Number(s)                                   Description
-----------------------     ----------------------------------------------------
190305                      Prepaid Interest
190326                      Deferred Capital Charges
190332                      Advance Royalty Control

                                    Exhibit G

Item 3 of the Section entitled "Other Properties" on Schedule 2.2(i) to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     3. All ore mining properties (including Dober Mine and Buck Mine), other than ore mining properties owned by National Steel Pellet Company and Hanna Ore Mining Company.

Schedule 2.2(i) to the Purchase Agreement is hereby amended to include the following items:

   National Steel Pellet Company Leases
     1. Mississippi #1 Mine Lease (No. 2095-N), dated October 3, 1960, between National Steel Pellet Company and the State of Minnesota, including amendments thereto
     2. Stein Mine Lease (No. 3097-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     3. Mesabi Chief Mine Lease (No. 3098-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     4. Mississippi #2 Mine Lease (No. 3099-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     5. Bennett Mine Lease, effective as of January 1, 1966, between Keewatin Mining Company and the Company and Amended and Restated Bennett Mine Operating Agreement, effective as of July 1, 1994, between Keewatin Company and the Company.
     6. Russell Mine Lease, effective as of January 1, 1966, as amended on January 1, 1970 and Amended and Restated Russell Mine Operating Agreement, effective as of July 1, 1994, between Sargent Land Company Limited Partnership and the Company.
     7. Russell Annex Lease, effective as of January 1, 1966, between the Trustees of the Trust known as Great Northern Iron Ore Properties, Trustees of the Trust of James G. Bennett 1944 Mineral Interests, J.
          M. Longyear Heirs and the Company and the Amended and Restated Russell Annex Operating Agreement, effective July 1, 1994, between the Trustees of the Trust known as Great Northern Iron Ore Properties, J.
          M. Longyear Heirs, A Limited Partnership and the Company, as amended by the Letter of Intent, dated February 13, 1996.
     8. Pooling Agreement, effective as of January 1, 1966, between Sargent Land Company, Hanna Ore Mining Company, The Hanna Mining Company, Butler Brothers and the Company.

     9. South Stevenson Mine Lease, effective April 1, 1966, between Great Northern Iron Properties and the Company and South Stevenson Operating Agreement, effective April 1, 1966, between Great Northern Iron Properties and the Company, including amendments thereto.
     10. Bennett Annex Lease, dated October 12, 1965, between Great Northern Iron Ore Properties and the Company.
     11. Carmi-Campbell Lease and Operating Agreement, dated July 1, 1959, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Assignment and Assumption Agreement, dated January 12, 1988, between M.A. Hanna Company, formerly The Hanna Mining Company, and Hanna Iron Ore Division of the Company.
     12. Indenture of Lease (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company and Operating Agreement (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Sublease of Indenture of Lease (Grant Mine), dated January 1, 1975, between The Hanna Mining Company and National Steel Pellet Company.
     13. Northern Pacific Railway Company Mining Lease, effective January 1, 1966, between Northern Pacific Railway Company and Hanna Ore Mining Company and Sublease of Northern Pacific Railway Company Mining Lease, dated February 26, 1979, between Hanna Ore Mining Company and National Steel Pellet Company.
     14. Indenture of Sublease (Ontario Reserve Sublease), dated May 1, 1981, between Bethlehem Hibbing Corporation, Pickands Mather & Co., Ontario Hibbing Company, Hibbing Development Company and the Company and Sublease of the Indenture of Sublease, dated October 6, 1981, between the Company and National Steel Pellet Company
     15. St. Paul Day Lease, dated January 1, 1966, between National Realty Company, The Henapeg Company, the Executors of the Estate of Herbert
          W. Rogers, Catherine Wallin and Theodore F.J. Wallin, Irma McCall, Ada Adair Willard, Paul D. Willard, Jr. and Leone Willard, Jean Adair Wortz and James M. Wortz, Fred B. Day and Ruth L. Day, Evelyn A. Day, Elizabeth Solberg Mohr and G.E. Mohr, Catherine Solberg DeJarlais and E.E. DeJarlais, Margaret Solberg Sell and Charles A. Sell, Janet D. Lee and Richard Lee, Diane D. Vessey and Jerry Vessey, Kathleen Elizabeth Day, Philip Bradley Theisen and Jane Theisen, Thomas George Theisen and Donna Theisen, John Hayne Day, Barbara Mary Day, Robert Christopher Day, Mary M. Henschel and William Henschel, Elizabeth M. Curtis and Carl F. Curtis, Patricia Ann Paczesniak and Brian A. Paczesniak, Shirley C. Carlson and Duane Carlson and Hanna Ore Mining Company.
     16. Amended Sargent Mine Lease, dated June 3, 1973, between Sargent Land Company and Hanna Ore Mining Company and Sargent Mine Operating

          Agreement, effective January 1, 1970, between Sargent Land Company and Hanna Ore Mining Company, including amendments thereto.
     17. Great Northern Pooling Agreement, dated July 11, 1963, between Great Northern Iron Ore Properties and the Company.
     18. Mining Lease of the Stevenson Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Stevenson Addition Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the
          Section 18 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Section 18 Extension Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Mississippi #3 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and the Operating Agreement, effective January 1, 1961, between Great Northern Iron Ore Properties, Hanna Ore Mining Company and the Company, including amendments thereto.
     19. Sublease of Bennett Annex Mine Lease, Russell Mine Lease, Bennett Mine Lease, Russell Annex Lease, South Stevenson Mine Lease, Section 18 Mine Lease, Section 18 Extension Mine Lease, Stevenson Mine Lease and Stevenson Addition Mine Lease, dated January 1, 1975, between the Company and National Steel Pellet Company.

                                    Exhibit H

Schedule 2.2(k) to the Purchase Agreement is hereby amended to include the following new Section XII:

XII. National Steel Pellet Company Agreements

     A. National Steel Pellet Company Real Property Leases
     1. Mississippi #1 Mine Lease (No. 2095-N), dated October 3, 1960, between National Steel Pellet Company and the State of Minnesota, including amendments thereto
     2. Stein Mine Lease (No. 3097-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     3. Mesabi Chief Mine Lease (No. 3098-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     4. Mississippi #2 Mine Lease (No. 3099-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     5. Bennett Mine Lease, effective as of January 1, 1966, between Keewatin Mining Company and the Company and Amended and Restated Bennett Mine Operating Agreement, effective as of July 1, 1994, between Keewatin Company and the Company.
     6. Russell Mine Lease, effective as of January 1, 1966, as amended on January 1, 1970 and Amended and Restated Russell Mine Operating Agreement, effective as of July 1, 1994, between Sargent Land Company Limited Partnership and the Company.
     7. Russell Annex Lease, effective as of January 1, 1966, between the Trustees of the Trust known as Great Northern Iron Ore Properties, Trustees of the Trust of James G. Bennett 1944 Mineral Interests, J.
          M. Longyear Heirs and the Company and the Amended and Restated Russell Annex Operating Agreement, effective July 1, 1994, between the Trustees of the Trust known as Great Northern Iron Ore Properties, J.
          M. Longyear Heirs, A Limited Partnership and the Company, as amended by the Letter of Intent, dated February 13, 1996.
     8. Pooling Agreement, effective as of January 1, 1966, between Sargent Land Company, Hanna Ore Mining Company, The Hanna Mining Company, Butler Brothers and the Company.
     9. South Stevenson Mine Lease, effective April 1, 1966, between Great Northern Iron Properties and the Company and South Stevenson Operating Agreement, effective April 1, 1966, between Great Northern Iron Properties and the Company, including amendments thereto.
     10. Bennett Annex Lease, dated October 12, 1965, between Great Northern Iron Ore Properties and the Company.

     11. Carmi-Campbell Lease and Operating Agreement, dated July 1, 1959, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Assignment and Assumption Agreement, dated January 12, 1988, between M.A. Hanna Company, formerly The Hanna Mining Company, and Hanna Iron Ore Division of the Company.
     12. Indenture of Lease (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company and Operating Agreement (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Sublease of Indenture of Lease (Grant Mine), dated January 1, 1975, between The Hanna Mining Company and National Steel Pellet Company.
     13. Northern Pacific Railway Company Mining Lease, effective January 1, 1966, between Northern Pacific Railway Company and Hanna Ore Mining Company and Sublease of Northern Pacific Railway Company Mining Lease, dated February 26, 1979, between Hanna Ore Mining Company and National Steel Pellet Company.
     14. Indenture of Sublease (Ontario Reserve Sublease), dated May 1, 1981, between Bethlehem Hibbing Corporation, Pickands Mather & Co., Ontario Hibbing Company, Hibbing Development Company and the Company and Sublease of the Indenture of Sublease, dated October 6, 1981, between the Company and National Steel Pellet Company
     15. St. Paul Day Lease, dated January 1, 1966, between National Realty Company, The Henapeg Company, the Executors of the Estate of Herbert
          W. Rogers, Catherine Wallin and Theodore F.J. Wallin, Irma McCall, Ada Adair Willard, Paul D. Willard, Jr. and Leone Willard, Jean Adair Wortz and James M. Wortz, Fred B. Day and Ruth L. Day, Evelyn A. Day, Elizabeth Solberg Mohr and G.E. Mohr, Catherine Solberg DeJarlais and E.E. DeJarlais, Margaret Solberg Sell and Charles A. Sell, Janet D. Lee and Richard Lee, Diane D. Vessey and Jerry Vessey, Kathleen Elizabeth Day, Philip Bradley Theisen and Jane Theisen, Thomas George Theisen and Donna Theisen, John Hayne Day, Barbara Mary Day, Robert Christopher Day, Mary M. Henschel and William Henschel, Elizabeth M. Curtis and Carl F. Curtis, Patricia Ann Paczesniak and Brian A. Paczesniak, Shirley C. Carlson and Duane Carlson and Hanna Ore Mining Company.
     16. Amended Sargent Mine Lease, dated June 3, 1973, between Sargent Land Company and Hanna Ore Mining Company and Sargent Mine Operating Agreement, effective January 1, 1970, between Sargent Land Company and Hanna Ore Mining Company, including amendments thereto.
     17. Great Northern Pooling Agreement, dated July 11, 1963, between Great Northern Iron Ore Properties and the Company.
     18. Mining Lease of the Stevenson Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Stevenson Addition Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the
          Section 18 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Section 18 Extension Mine, effective January 1, 1961, between Great

          Northern Iron Ore Properties and the Company and Mining Lease of the Mississippi #3 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and the Operating Agreement, effective January 1, 1961, between Great Northern Iron Ore Properties, Hanna Ore Mining Company and the Company, including amendments thereto.
     19. Sublease of Bennett Annex Mine Lease, Russell Mine Lease, Bennett Mine Lease, Russell Annex Lease, South Stevenson Mine Lease, Section 18 Mine Lease, Section 18 Extension Mine Lease, Stevenson Mine Lease and Stevenson Addition Mine Lease, dated January 1, 1975, between the Company and National Steel Pellet Company.

     B. National Steel Pellet Company Purchase Contracts
     1. Electric Service Agreement, dated March 12, 1975, between the Company, National Steel Pellet Company and Minnesota Power & Light Company, including amendments thereto

     C. National Steel Pellet Company Capital Leases
     1. Lease agreement for National Steel Pellet Wheel Loader, dated July 26, 1999, between the Company and GE Capital.
     2. Lease agreement for National Steel Pellet Haul Truck, dated April 28, 2000, between the Company and GE Capital.
     3. Lease agreement for National Steel Pellet Hydraulic Shovel, dated April 3, 2001, between the Company and GE Capital.
     4. Lease agreement for National Steel Pellet Hydraulic Shovel and Haul Truck, dated April 9, 1999, between the Company and Comerica Leasing.
     5. Lease agreement for National Steel Pellet Haul Truck, dated May 7, 1999, between the Company and Comerica Leasing.
     6. Lease agreement for National Steel Pellet Wheel Loader, dated March 15, 2000, between the Company and Heller Financial.

     D. Other National Steel Pellet Company Agreements
     1. Time Charter for the George A. Stinson, dated March 25, 1988, between the Company and Stinson, Inc.

     E. Operating Leases Related to National Steel Pellet Company Equipment

     SCHEDULE                      SERIAL
      NUMBER      LESSOR           NUMBER                      EQUIPMENT DESCRIPTION
   ---------------------------------------------------------------------------------------------
        40         Atel    3KR00859                 97 Cat D10R Crawler Tractor
        40         Atel    6ZJ00340                 97 Cat 16H Motor Grader
        40         Atel    1KM02478                 97 Cat 938 Front end Loader
        41         Atel    1FDZS86F2WVA23203        97 Ford LT-8513 Lube Truck 5600 GVW
        42         Atel    86722                    97 Grove RT58B Rough Terrain Crane
        42         Atel    10167                    97 P&H RT130 Rough Terrain Crane

     SCHEDULE                      SERIAL
      NUMBER      LESSOR           NUMBER                      EQUIPMENT DESCRIPTION
   ---------------------------------------------------------------------------------------------
        04        Cheyane  GPX711-0507-9330         94 Clark GPX40 Forklift
        10        Cheyane  01HL00255                95 Caterpillar 793B Haul Truck
        10        Cheyane  01HL00256                95 Caterpillar 793B Haul Truck
        14         Atel    03SK00906                95 Caterpillar D10 Crawler Dozer w/Ripper
        08        Cheyane  51597                    95 Prentice ATL-425 Scrap Loader
        15         Atel    57178                    95 P&H CN-190 90 Ton Ruff Ter. Crane
        15         Atel    092Z00608                95 Caterpillar 834B RT Dozer
        15         Atel    092Z00610                95 Caterpillar 834B RT Dozer
        15         Atel    092Z00611                95 Caterpillar 834B RT Dozer w/Blade
        27         Atel    7LL00046                 95 Caterpillar 5230 Hydraulic Shovel
        39         Atel    3KR00689                 96 Cat D10R Dozer
        39         Atel    1KM02212                 96 Cat 938F Blaster Loader
        39         Atel    6ZJ00276                 96 Cat 16H Grader
        39         Atel    7MJ00747                 96 Cat 992D Wheel Loader
        39         Atel    7MJ00748                 96 Cat 992D Wheel Loader
        29         Atel    7LL00048                 95 Caterpillar 5230 Hydraulic Shovel
        33         Atel    7LL00050                 95 Caterpillar 5230 Hydraulic Shovel
        48         Atel    4AR00374                 240 Ton Haulage Truck
        48         Atel    4AR00395                 240 Ton Haulage Truck
        48         Atel    4AR00376                 240 Ton Haulage Truck
        48         Atel    7HR212                   Cat 992G Rubber Tired Loader
        48         Atel    7XM3021                  Cat D8R Wide Track Dozer
        22         Atel    1GDL7H1POTJ503427        95 GMC C7H042 Truck & Aerial Basket
        49         Atel    4SN00404                 Cat 824C R.T. Tractor
        38        Boeing   04YS01192                2000 Cat 938G Dozer
        39        Boeing   A52095                   2000 Komatsu WA600-3 Wheel Loader
        40        Boeing   379105                   2000 Broderson IC-80 Crane, 17,000 lbs.

                                    Exhibit I

Attachment A to Schedule 7.16 to the Purchase Agreement is hereby amended to include the following item:

                  AGREEMENT FROM SCHEDULE 5.18(vi)(c)                        APPENDIX/PROVISION        SECTIONS
-------------------------------------------------------------------------------------------------------------------
5.18(vi)(c)(19):  National Steel Pellet Company - Local Union 2660 of            Appendix O             A. & B.
USWA - 8/1/99. Termination Date: August 1, 2004.
-------------------------------------------------------------------------------------------------------------------

Attachment B to Schedule 7.16 to the Purchase Agreement is hereby amended to include the following item:

                        AGREEMENT FROM SCHEDULE 5.18(vi)(c)                                     SECTION
-------------------------------------------------------------------------------------------------------------------
5.18(vi)(c)( 19):  National Steel Pellet Company - Local Union 2660 of USWA -                  Section 17
8/1/99. Termination Date: August 1, 2004.
-------------------------------------------------------------------------------------------------------------------

                                    Exhibit J

Schedule 10.1(c) to the Purchase Agreement is hereby amended to include the following items:

National Steel Pellet Company
1. The taconite Maximum Achievable Control Technology standard, as proposed by EPA on December 18, 2002, would require an upgrade to NSPC's waste gas dust control system.
2. In November 2000, NSPC was contacted by the City of Hibbing regarding drums found on property formerly owned by the Hanna Ore Mining Company. NSPC notified the City and the Minnesota Pollution Control Agency ("MPCA") that subsequent sampling revealed no contamination and to date, no further action has been taken against NSPC.
3. In June 1981, NSPC provided notice to EPA pursuant to section 103(c) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., ("CERCLA"), that approximately 70,000 gallons of open gear lubricants containing between 1% and 2% lead had been disposed in stockpiles throughout NSPC's property.
4. In October 1999, the EPA Region V Office issued an Information Request to NSPC seeking records relating to production rates, fuel usage, physical changes and changes in the method of operation of NSPC facilities since 1978. NSPC responded to the Request in December 1999 and has received no further communication from EPA regarding this request.
5. NSPC has experienced periodic exceedances of its turbidity limit at Outfall 050.
6. In August 2002, the MPCA issued an Administrative Penalty Order to NSPC for tailings basin fugitive dust emissions. Due to unseasonable weather conditions, NSPC continues to experience fugitive dust incidents in the area of its tailings basins, and although no further penalties have been assessed by MPCA, NSPC has received numerous complaints from local residents regarding property damage stemming from these emissions.
7. NSPC's Title V Air Permit requires NSPC to do air modeling for particulate matter. While NSPC has been advised by the state that this modeling is not required despite the permit condition, should the state subsequently elect to enforce this requirement, there is the potential that modeling would not show compliance with the established ambient air standard.

                                    Exhibit K

Schedule 5.1 of the Disclosure Schedule is hereby amended to include the following items:

                                    FORM OF            FORMATION        HOLDER(S) OF OUTSTANDING CAPITAL STOCK
         SUBSIDIARY              ORGANIZATION        JURISDICTION               OR OTHER EQUITY INTERESTS
---------------------------------------------------------------------------------------------------------------
National Steel Pellet             Corporation          Delaware            NS Holdings Corporation: 100%
 Company
---------------------------------------------------------------------------------------------------------------
Hanna Ore Mining Company          Corporation          Minnesota                 The Company: 100%
---------------------------------------------------------------------------------------------------------------

                                    Exhibit L

Section I of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     57. Agreement between National Steel Pellet Company and Entek IRD International Corp.
     58. Software License and Support Agreement between National Steel Pellet Company and Dingo Software Pty. Ltd.
     59. Program License and Limited Warranty between National Steel Pellet Company and Thunderbird Pacific Corporation
     60. License Agreement (TAPIT) between National Steel Pellet Company and TRISYS Inc.
     61. License Agreement between National Steel Pellet Company and Symantec Corporation
     62. License Agreement between National Steel Pellet Company and T.L. Ashford & Associates, Inc.
     63. End User License Agreement between National Steel Pellet Company and WRQ, Inc.
     64. Software License Agreements (AutoCAD, VoloView) between National Steel Pellet Company and Autodesk, Inc.
     65. Master Agreement for Products and Services between National Steel Pellet Company and Norstan Communications, Inc.
     66. Software License Agreement between National Steel Pellet Company and Kronos Inc.
     67.  License Agreement between National Steel Pellet Company and Trimble
     68.  Master Licence Agreement between National Steel Pellet Company and
          Gemcom
     69. Agreement, dated February 2, 1990, between National Steel Pellet Company and Gray-Soft, Inc.
     70.  Agreement between National Steel Pellet Company and Gray-Soft, Inc.
     71. End User License Agreement between National Steel Pellet Company and Modular Mining Systems, Inc.
     72. Software License Agreement between National Steel Pellet Company and Primavera Systems, Inc.
     73. License Agreement between National Steel Pellet Company and Visual Numerics, Inc.
     74. Software License Agreement, dated December 29, 1998, between National Steel Pellet Company and Hyperion Solutions Corporation, including amendment thereto
     75. End-User Software License Agreement, dated May 28, 1999, between National Steel Pellet Company and Gensym Corporation
     76. Software License Agreement between National Steel Pellet Company and Matrikon Inc.

Section II of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     28. Software License Agreement between National Steel Pellet Company and Split Engineering, LLC
     29. License Agreement between National Steel Pellet Company and Crystal Decisions, Inc.
     30. Software License, Services and Maintenance Agreement between National Steel Pellet Company and J.D. Edwards World Solutions Company
     31. Limited Use Software License Agreement between National Steel Pellet Company and Lucent Technologies
     32. License Agreement between National Steel Pellet Company and Xerox Corporation
     33. End-User License Agreements between National Steel Pellet Company and Intellution
     34. Software License Agreements between National Steel Pellet Company and Caterpillar Inc.
     35.  License Agreement between National Steel Pellet Company and
          Help/Systems
     36. Software License Agreement between National Steel Pellet Company and Schneider Automation Inc.
     37. Software License Agreement, dated December 9, 1999, between Klinge & Co Pty Ltd and Michelin North America, for equipment located at National Steel Pellet Company

Section III of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     9. Master License Agreement, dated February 21, 1995, between National Steel Pellet Company and Marcam Corporation

Section IV of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     10.  Agreement between National Steel Pellet Company and Ban-Koe Companies
     11. Open License Agreements between National Steel Pellet Company and Microsoft Corp.
     12. Software License Agreement between National Steel Pellet Company and Rasterex (International) a.s
     13. Software License Agreement between National Steel Pellet Company and Adaptec, Inc.

Section V of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     18. Software License Agreement (WeatherLink) between National Steel Pellet Company and Davis Instruments Corp.
     19. Software Agreement (Lotus SmartSuite) between National Steel Pellet Company and Lotus Development Corporation
     20. License Agreements between National Steel Pellet Company and International Business Machines Corporation*******
     21. License Agreements (Adobe Acrobat) between National Steel Pellet Company and Adobe Systems Inc.
     22. Open License Agreements between National Steel Pellet Company and Microsoft Corporation***** ******
     23.  License Agreement between National Steel Pellet Company and Dazzle
          Inc.
     24.  Program License Agreement between National Steel Pellet Company and
          IMSI
     25. Software License Agreement between National Steel Pellet Company and Digital Origin
     26. Software License Agreement between National Steel Pellet Company and Knowledgepoint
     27. Software License Agreement (WebJetAdmin) between National Steel Pellet Company and Hewlett-Packard Company
     28. Software License Agreement between National Steel Pellet Company and Wall Data Inc.
     29. License Agreements between National Steel Pellet Company and Visio Corporation
     30. End-User License Agreement (Visio Pro) between National Steel Pellet Company and Microsoft Corporation
     31. End User License Agreement between National Steel Pellet Company and ScanSoft, Inc.
     32. Customer Agreement between National Steel Pellet Company and Quadrant Software*******
     33. Agreement between National Steel Pellet Company and Rockwell Software Inc.*****
     34. Agreement between National Steel Pellet Company and Digital Equipment Corporation

*******may require transfer with specific machine to which software is initially authorized

Section VI of Schedule 5.4 of the Disclosure Schedule is hereby amended to include the following items:

     4. Consent of Federal Communications Commission to transfer of Radio Station License (Call Sign WPHH785)
     5. Consent of Federal Communications Commission to transfer of Radio Station Authorization (Call Sign WNRD611)
     6. Consent of Federal Communications Commission to transfer of Radio Station Authorization (Call Sign KAF691)

                                    Exhibit M

Schedule 5.6(a) of the Disclosure Schedule is hereby amended to include the following items:

National Steel Pellet Company Proprietary Software

NATIONAL STEEL PELLET COMPANY

Location Code/Area                    Application                         System Environment
-------------------------------------------------------------------------------------------------------------
Accounts Payable                      1099Misc                            AS/400, RPG, CLP (information
                                                                          source: Avantis.XA Accounts
                                                                          Payable)
-------------------------------------------------------------------------------------------------------------
Accounts Payable, Financial           Sales Tax Refund                    AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Employee Information                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Employee Progression                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Employee Protection Plan            AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Group Insurance                     AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Hourly Employee Absenteeism         AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       MSHA Employee Equipment Training    AS/400, RPG, CLP
                                      Records
-------------------------------------------------------------------------------------------------------------
Human Resources                       Overtime Equalization               AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Pensions - Hourly & Salaried        AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Service Recognition                 AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources                       Workers Compensation                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Hourly Employee Rate                AS/400, RPG, CLP
                                      Calculations: Special Retirement,
                                      Sub, Vacation
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Major Medical Reimbursements        AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Pensionable Earnings                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Safety & Accident                   AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Surviving Spouse Benefits, 1099-R   AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Vacation Eligibility                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Human Resources, Payroll              Voluntary Group Life Insurance      AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Maintenance Shop                      Heavy Equipment Hours and           AS/400, RPG, CLP
                                      Descriptions
-------------------------------------------------------------------------------------------------------------
Payroll                               401(k)                              AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------

NATIONAL STEEL PELLET COMPANY

Location Code/Area                    Application                         System Environment
-------------------------------------------------------------------------------------------------------------
Payroll                               Hourly Payroll: Deductions,         AS/400, RPG, CLP
                                      Direct Deposit, Incentives, Shoe
                                      Allowance, Timecards, Vacations,
                                      W-2, Labor Distribution, Union
                                      Dues
-------------------------------------------------------------------------------------------------------------
Payroll, Financial                    Savings Bonds                       AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Payroll, Financial                    State Quarterly Reporting           AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Payroll, Human Resources              Supplemental Unemployment Benefits  AS/400, RPG, CLP, MS Access
-------------------------------------------------------------------------------------------------------------
Plant, Mine                           Production Reporting                Client-Server, MS Access, SQL
                                                                          Server, Crystal Reports
-------------------------------------------------------------------------------------------------------------
Purchasing, Maintenance Shop          Rolling Stock                       AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Safety                                Accident Reporting                  AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------
Safety                                Cardinal Rules of Safety -          AS/400, RPG, CLP
                                      Violations
-------------------------------------------------------------------------------------------------------------
Safety                                MSDS                                AS/400, RPG, CLP
-------------------------------------------------------------------------------------------------------------

                                    Exhibit N

Section (ii)3. of Schedule 5.6(b) of the Disclosure Schedule is hereby amended to include the following items:

        NATIONAL STEEL PELLET COMPANY
--------------------------------------------------------------------------------
                   VENDOR                               PRODUCT
--------------------------------------------------------------------------------
Adaptec                                    Easy CD Pro
--------------------------------------------------------------------------------
Adobe                                      Acrobat
--------------------------------------------------------------------------------
Media 100/Digital Origin                   Moto DV
--------------------------------------------------------------------------------
Autodesk                                   AutoCAD
--------------------------------------------------------------------------------
Autodesk                                   AutoCAD LT
--------------------------------------------------------------------------------
Autodesk                                   AutoCAD Mechanical
--------------------------------------------------------------------------------
Autodesk                                   VoloView
--------------------------------------------------------------------------------
Ban-Koe/ID America Group                   IVIS Plus
--------------------------------------------------------------------------------
Burns International Security Services -    TOCO Plus
Custom Application
--------------------------------------------------------------------------------
Custom Application                         AS/400 (various applications)
--------------------------------------------------------------------------------
Caterpillar                                Caterpillar Electronic Technician
                                           (Truckshop)
--------------------------------------------------------------------------------
Caterpillar - Custom Application           VIMS (Truckshop) PC
--------------------------------------------------------------------------------
Davis Instruments                          Weatherlink
--------------------------------------------------------------------------------
Dazzle                                     Moviestar Digital Video Creator
--------------------------------------------------------------------------------
DEC/Compaq                                 Digital Visual Fortran
--------------------------------------------------------------------------------
Dingo Maintenance Systems                  FLEETOIL
--------------------------------------------------------------------------------
Entek/Rockwell Automation                  Odyssey with Centura for NT
--------------------------------------------------------------------------------
Freeware (protocol created by Columbia     Kermit
University)
--------------------------------------------------------------------------------
GemCom                                     Surveying Software
--------------------------------------------------------------------------------
Gensym                                     G2/GDA/NeurOn-Line Studio/Telewindows
--------------------------------------------------------------------------------
Global Atmospherics/Vaisala                V.I.S. (Lightening Detection)
--------------------------------------------------------------------------------
Graysoft                                   GS-Comm 5
--------------------------------------------------------------------------------
Graysoft                                   Symate Plus
--------------------------------------------------------------------------------
HC Mingham-Smith LTD                       Tardis Time Synchronization
                                           Software
--------------------------------------------------------------------------------
Hewlett-Packard                            Web Jet Administration
--------------------------------------------------------------------------------
Hyperion                                   Pillar
--------------------------------------------------------------------------------
IBM                                        AS/400 Client Access for
                                           Windows 95/NT
--------------------------------------------------------------------------------
IBM                                        AS/400 Client Access Express
--------------------------------------------------------------------------------
IBM                                        OS/400
--------------------------------------------------------------------------------
IMSI                                       People Scheduler
--------------------------------------------------------------------------------
Intellution/GE Fanuc Automation            Fix32
--------------------------------------------------------------------------------
Intellution/GE Fanuc Automation            PlantTV
--------------------------------------------------------------------------------
Invensys                                   Avantis.XA
--------------------------------------------------------------------------------
J.D. Edwards                               J.D. Edwards Financials
--------------------------------------------------------------------------------

        NATIONAL STEEL PELLET COMPANY
--------------------------------------------------------------------------------
                   VENDOR                                PRODUCT
--------------------------------------------------------------------------------
Klinge                                       Total Tyre Control
--------------------------------------------------------------------------------
Knowledge Point                              Descriptions Now
--------------------------------------------------------------------------------
Knowledge Point                              Performance Now
--------------------------------------------------------------------------------
Kronos                                       Workforce Central
--------------------------------------------------------------------------------
Lotus/IBM                                    SmartSuite 97
--------------------------------------------------------------------------------
Lotus/IBM                                    SmartSuite Millenium
--------------------------------------------------------------------------------
Lucent                                       Terranova ECS Administration
--------------------------------------------------------------------------------
Matrikon                                     G2-Fix Bridge
--------------------------------------------------------------------------------
Microsoft                                    Exchange Server
--------------------------------------------------------------------------------
Microsoft                                    Internet Explorer
--------------------------------------------------------------------------------
Microsoft                                    Office 97 Professional
--------------------------------------------------------------------------------
Microsoft                                    Office 97 Standard
--------------------------------------------------------------------------------
Microsoft                                    Office 2000 Premium
--------------------------------------------------------------------------------
Microsoft                                    Office 2000 Professional
--------------------------------------------------------------------------------
Microsoft                                    Project
--------------------------------------------------------------------------------
Microsoft                                    SQL Server
--------------------------------------------------------------------------------
Microsoft                                    Visual InterDev
--------------------------------------------------------------------------------
Microsoft                                    Visual Studio 97
--------------------------------------------------------------------------------
Microsoft                                    Windows 95
--------------------------------------------------------------------------------
Microsoft                                    Windows 95 OSR2
--------------------------------------------------------------------------------
Microsoft                                    Windows 98
--------------------------------------------------------------------------------
Microsoft                                    Windows 2000
--------------------------------------------------------------------------------
Microsoft                                    Windows NT Server/2000 Server
--------------------------------------------------------------------------------
Microsoft                                    Windows NT Workstation
--------------------------------------------------------------------------------
Modular Mining                               Solaris-Backup (Dispatch)
--------------------------------------------------------------------------------
Modular Mining                               Solaris-Control (Dispatch)
--------------------------------------------------------------------------------
Oil Analysis Lab Inc. - Custom Application   OILDATA
--------------------------------------------------------------------------------
PERI/Split Engineering - Custom Application  Split OnLine
--------------------------------------------------------------------------------
Primavera                                    SureTrak
--------------------------------------------------------------------------------
Quadrant Software                            Fast Fax/Blue
--------------------------------------------------------------------------------
Quadtec - Custom Application                 Quadtec Spyrometer
--------------------------------------------------------------------------------
RangeOneGroup - Custom Application           DrawDocs
--------------------------------------------------------------------------------
Rasterex                                     RxView/RxHighlight/RxIndex
--------------------------------------------------------------------------------
Rockwell                                     RS Linx
--------------------------------------------------------------------------------
Schneider Electric                           Quantum Concept XL - Modicon
--------------------------------------------------------------------------------
Seagate                                      Crystal Reports Professional
--------------------------------------------------------------------------------
Siemens                                      Phone Mail System
--------------------------------------------------------------------------------
Sophisticated Circuits                       Kick-Off
--------------------------------------------------------------------------------
SquareD/Schneider Electric                   SyMate Plus
--------------------------------------------------------------------------------

        NATIONAL STEEL PELLET COMPANY
--------------------------------------------------------------------------------
                   VENDOR                                PRODUCT
--------------------------------------------------------------------------------
Symantec                                     Norton Antivirus Corporate Edition
--------------------------------------------------------------------------------
Symantec                                     PC Anywhere
--------------------------------------------------------------------------------
Symantec                                     Win Fax Pro
--------------------------------------------------------------------------------
SynApp North - Custom Application            MSDS
--------------------------------------------------------------------------------
SynApp North - Custom Application            Web Log
--------------------------------------------------------------------------------
Texas Nuclear/TN Technologies/Thermo         CALIB.EXE (NOLA)
MeasureTech - Custom Application
--------------------------------------------------------------------------------
Texas Nuclear/TN Technologies/Thermo         NALA.EXE
MeasureTech  - Custom Application
--------------------------------------------------------------------------------
Texas Nuclear/TN Technologies/Thermo         NOLA 1.9.2 TN Tech. 1994
Measure Tech - Custom Application
--------------------------------------------------------------------------------
Thunderbird Pacific Corp. - Custom           Stratalogger
Application
--------------------------------------------------------------------------------
Trisys                                       Tapit 2000
--------------------------------------------------------------------------------
Trisys                                       Tapit EX
--------------------------------------------------------------------------------
T.L. Ashford                                 T.L. Ashford Barcoding
--------------------------------------------------------------------------------
Trimble                                      Trimble Office
--------------------------------------------------------------------------------
Trimble                                      Trimble Survey
--------------------------------------------------------------------------------
Visio/Microsoft                              Visio Professional
--------------------------------------------------------------------------------
Visio/Microsoft                              Visio Standard
--------------------------------------------------------------------------------
Visio/Microsoft                              Visio Technical
--------------------------------------------------------------------------------
Wall Data                                    Rumba 2000 for MS SNA
--------------------------------------------------------------------------------
WEW Associates - Custom Application          NATIONAL.EXE
--------------------------------------------------------------------------------
WRQ                                          Reflection X
--------------------------------------------------------------------------------
Xerox                                        Centre Ware
--------------------------------------------------------------------------------
Xerox                                        Text Bridge Pro
--------------------------------------------------------------------------------

                                    Exhibit O

Schedule 5.7 of the Disclosure Schedule is hereby amended to include the following items:

Minnesota OSHA matters - National Steel Pellet Company

                               SIGNIFICANT AND
                                 SUBSTANTIAL                    SUMMARY OF SIGNIFICANT
         INSPECTION               CITATIONS                    AND SUBSTANTIAL CITATIONS
------------------------------------------------------------------------------------------------------
2003 Initial Inspection          4 Citations      Oil spill, maintenance pit not completely railed
                                                  off, employee violations
------------------------------------------------------------------------------------------------------
2002 Second Inspection           9 Citations      Fire hose tripping hazard, employee violations,
                                                  broken trouble light, no handrails on work
                                                  platform, poor housekeeping
------------------------------------------------------------------------------------------------------
2001 Second Inspection           45 Citations     Spillages, poor housekeeping, tripping hazards,
                                                  guards not maintained, employee violations, fall
                                                  hazards, back up alarms not maintained
------------------------------------------------------------------------------------------------------

                                    Exhibit P

Schedule 5.8(a) of the Disclosure Schedule is hereby amended to include the following items:

National Steel Pellet Company Owned Real Property
1. All lands owned in fee by the Company, National Steel Pellet Company and Hanna Ore Mining Company in and near Keewatin, Minnesota and used in connection with the operation of the National Steel Pellet Company Taconite Plant located in both Itasca County, Minnesota and St. Louis County, Minnesota and in Townships Fifty-six (56) and Fifty-seven (57) North, Range Twenty-one (21) and Twenty-two (22) West.

National Steel Pellet Company Leased Real Property
1. Mississippi #1 Mine Lease (No. 2095-N), dated October 3, 1960, between National Steel Pellet Company and the State of Minnesota, including amendments thereto
2. Stein Mine Lease (No. 3097-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
3. Mesabi Chief Mine Lease (No. 3098-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
4. Mississippi #2 Mine Lease (No. 3099-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
5. Bennett Mine Lease, effective as of January 1, 1966, between Keewatin Mining Company and the Company and Amended and Restated Bennett Mine Operating Agreement, effective as of July 1, 1994, between Keewatin Company and the Company.
6. Russell Mine Lease, effective as of January 1, 1966, as amended on January 1, 1970 and Amended and Restated Russell Mine Operating Agreement, effective as of July 1, 1994, between Sargent Land Company Limited Partnership and the Company.
7. Russell Annex Lease, effective as of January 1, 1966, between the Trustees of the Trust known as Great Northern Iron Ore Properties, Trustees of the Trust of James G. Bennett 1944 Mineral Interests, J. M. Longyear Heirs and the Company and the Amended and Restated Russell Annex Operating Agreement, effective July 1, 1994, between the Trustees of the Trust known as Great Northern Iron Ore Properties, J. M. Longyear Heirs, A Limited Partnership and the Company, as amended by the Letter of Intent, dated February 13, 1996.
8. Pooling Agreement, effective as of January 1, 1966, between Sargent Land Company, Hanna Ore Mining Company, The Hanna Mining Company, Butler Brothers and the Company.
9. South Stevenson Mine Lease, effective April 1, 1966, between Great Northern Iron Properties and the Company and South Stevenson Operating Agreement, effective April 1, 1966, between Great Northern Iron Properties and the Company, including amendments thereto.

10. Bennett Annex Lease, dated October 12, 1965, between Great Northern Iron Ore Properties and the Company.
11. Carmi-Campbell Lease and Operating Agreement, dated July 1, 1959, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Assignment and Assumption Agreement, dated January 12, 1988, between M.A. Hanna Company, formerly The Hanna Mining Company, and Hanna Iron Ore Division of the Company.
12. Indenture of Lease (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company and Operating Agreement (Grant Mine), dated April 1, 1962, between Great Northern Iron Ore Properties and The Hanna Mining Company, including amendments thereto and Sublease of Indenture of Lease (Grant Mine), dated January 1, 1975, between The Hanna Mining Company and National Steel Pellet Company.
13. Northern Pacific Railway Company Mining Lease, effective January 1, 1966, between Northern Pacific Railway Company and Hanna Ore Mining Company and Sublease of Northern Pacific Railway Company Mining Lease, dated February 26, 1979, between Hanna Ore Mining Company and National Steel Pellet Company.
14. Indenture of Sublease (Ontario Reserve Sublease), dated May 1, 1981, between Bethlehem Hibbing Corporation, Pickands Mather & Co., Ontario Hibbing Company, Hibbing Development Company and the Company and Sublease of the Indenture of Sublease, dated October 6, 1981, between the Company and National Steel Pellet Company
15. St. Paul Day Lease, dated January 1, 1966, between National Realty Company, The Henapeg Company, the Executors of the Estate of Herbert W. Rogers, Catherine Wallin and Theodore F.J. Wallin, Irma McCall, Ada Adair Willard, Paul D. Willard, Jr. and Leone Willard, Jean Adair Wortz and James M. Wortz, Fred B. Day and Ruth L. Day, Evelyn A. Day, Elizabeth Solberg Mohr and G.E. Mohr, Catherine Solberg DeJarlais and E.E. DeJarlais, Margaret Solberg Sell and Charles A. Sell, Janet D. Lee and Richard Lee, Diane D. Vessey and Jerry Vessey, Kathleen Elizabeth Day, Philip Bradley Theisen and Jane Theisen, Thomas George Theisen and Donna Theisen, John Hayne Day, Barbara Mary Day, Robert Christopher Day, Mary M. Henschel and William Henschel, Elizabeth M. Curtis and Carl F. Curtis, Patricia Ann Paczesniak and Brian A. Paczesniak, Shirley C. Carlson and Duane Carlson and Hanna Ore Mining Company.
16. Amended Sargent Mine Lease, dated June 3, 1973, between Sargent Land Company and Hanna Ore Mining Company and Sargent Mine Operating Agreement, effective January 1, 1970, between Sargent Land Company and Hanna Ore Mining Company, including amendments thereto.
17. Great Northern Pooling Agreement, dated July 11, 1963, between Great Northern Iron Ore Properties and the Company.
18. Mining Lease of the Stevenson Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Stevenson Addition Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Section 18 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Section 18 Extension Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and Mining Lease of the Mississippi #3 Mine, effective January 1, 1961, between Great Northern Iron Ore Properties and the Company and the Operating Agreement, effective January 1, 1961, between Great Northern Iron Ore Properties, Hanna Ore Mining Company and the Company, including amendments thereto.
19. Sublease of Bennett Annex Mine Lease, Russell Mine Lease, Bennett Mine Lease, Russell Annex Lease, South Stevenson Mine Lease, Section 18 Mine Lease, Section 18 Extension Mine Lease, Stevenson Mine Lease and Stevenson Addition Mine Lease, dated January 1, 1975, between the Company and National Steel Pellet Company.

                                    Exhibit Q

Schedule 5.10(a)(i) of the Disclosure Schedule is hereby amended include the following items:

                                                                                    AMOUNT         AMOUNT
                                                                                   NOT PAID       NOT PAID
                                                                                   PRIOR TO     AFTER FILING     TOTAL
            PAYEE         COMPANY       TAX TYPE           TAX PERIOD            FILING CH 11    CHAPTER 11    NOT PAID
COUNTY PROPERTY TAXES
Crow Wing County        NSPC           Property Tax   Based On 1/1/01-12/31/01           0.00         251.98
Itasca County           NSPC,HIO,HOM   Property Tax   Based On 1/1/01-12/31/01           0.00      31,633.60
St.Louis Count          NSPC,HIO,HOM   Property Tax   Based On 1/1/01-12/31/01           0.00      60,211.18

                                                                                 ---------------------------------------
                                                                                         0.00      92,096.76   92,096.76

                                    Exhibit R

Section 5 of Schedule 5.11 of the Disclosure Schedule is hereby amended and restated in its entirety to read as follows:

     5. Employee Grievance Claims (as of September 30, 2002):

     Location        1/st/ Step      2/nd/ Step    3/rd/ Step    Arbitration    Total
     --------------------------------------------------------------------------------
     Great Lakes            23           415        6,887              187      7,512
     Midwest               760           537          220               94      1,611
     Granite City          322            89          693              197      1,301
     NSPC                    0             0           17               49         66
     Headquarters            1             0            1                0          2
     Total               1,106         1,041        7,818              527     10,492
     --------------------------------------------------------------------------------

Section 6 of Schedule 5.11 of the Disclosure Schedule is hereby amended and restated in its entirety to read as follows:

     6. Workers' Compensation Claims (as of September 30, 2002):

                         Open Claims - Not in        Open Claims - In
     Location                  Dispute                   Dispute            Total
     --------------------------------------------------------------------------------
     Great Lakes                       151                      69            220
     Midwest                            14                       0             14
     Granite City                       79                     357            436
     NSPC                               73                      22             95
     Headquarters                        0                       0              0
     Total                             317                     448            765
     --------------------------------------------------------------------------------

                                    Exhibit S

Schedule 5.13 of the Disclosure Schedule is hereby amended to include the following items:

NATIONAL STEEL PELLET COMPANY
       TYPE OF LITIGATION                                PLAINTIFF
--------------------------------------------------------------------------------
Human Resources                              D. Johnson
--------------------------------------------------------------------------------
Personal Injury                              Christensen
--------------------------------------------------------------------------------
Commercial                                   Bigelow
--------------------------------------------------------------------------------
Environmental                                City of Hibbing
--------------------------------------------------------------------------------

                                    Exhibit T

Section I.B of Schedule 5.14 of the Disclosure Schedule is hereby amended and restated in its entirety to read as follows:

     B. Significant Suppliers

          1. 2001 Significant Suppliers

                RANK                           SUPPLIER
            --------------------------------------------------
                 1        EES Coke Battery Company, Inc.
            --------------------------------------------------
                 2        Precoat Metals
            --------------------------------------------------
                 3        Jewell Coke Co., LP
            --------------------------------------------------
                 4        Tube City, Inc.
            --------------------------------------------------
                 5        The Detroit Edison Company
            --------------------------------------------------
                 6        Burlington Northern Railroad Company
            --------------------------------------------------
                 7        Norfolk Southern Railway Company
            --------------------------------------------------
                 8        Ontario Hibbing Company
            --------------------------------------------------
                 9        Catex Energy Inc.
            --------------------------------------------------
                 10       Minnesota Power
            --------------------------------------------------

          2. 2002 Significant Suppliers (YTD September 30, 2002)

                RANK                          SUPPLIER
            ---------------------------------------------------------------
                 1        EES Coke Battery Company, Inc.
            ---------------------------------------------------------------
                 2        Precoat Metals
            ---------------------------------------------------------------
                 3        Tube City, Inc.
            ---------------------------------------------------------------
                 4        Burlington Northern Railroad Company
            ---------------------------------------------------------------
                 5        US Steel Corporation
            ---------------------------------------------------------------
                 6        The Detroit Edison Company
            ---------------------------------------------------------------
                 7        Norfolk Southern Railway Company
            ---------------------------------------------------------------
                 8        Big River Zinc Corp.
            ---------------------------------------------------------------
                 9        AEP Energy Services, Inc.
            ---------------------------------------------------------------
                 10       Minnesota Power
            ---------------------------------------------------------------

                                    Exhibit U

                                  SCHEDULE 5.15
                               ACCOUNTS RECEIVABLE
                             AS OF NOVEMBER 30, 2002

 MARKET                      CUSTOMER NAME                     TOTAL OWED       1 TO 30       31 TO 60       61 TO 90    91 TO 120
----------     --------------------------------------------   ------------   ------------   -----------   -----------   -----------
Automotive     General Motors Corp                            9,729,867.37   7,425,939.13    437,171.98    202,386.29    322,838.59
Automotive     Ford                                           9,623,160.03   9,302,688.11    116,711.92    512,921.21    215,594.80
Automotive     Toyota Motor Mfg                               6,522,424.11   4,733,779.22    631,448.38    645,840.68    185,222.44
Automotive     Chrysler                                       3,882,568.59   4,144,307.77     47,045.69    (12,006.96)  (302,807.95)
Automotive     Toyota Motor Mfg Canada Inc                    1,592,463.37   1,309,019.05    200,955.17     34,229.18     59,726.98
Automotive     Arvin Sango Inc                                1,184,019.17     647,631.60    478,901.01     57,486.56             -
Automotive     Modern Tool & Die                                937,320.18     284,308.30    448,898.76     79,771.96     82,279.38
Automotive     Taylor Steel Inc                                 909,467.30     212,344.24    433,898.48    130,582.72      6,583.92
Automotive     Ogihara America Corp                             851,298.25     537,318.48    313,979.77             -             -
Automotive     Nissho Iwai American Corp                        730,194.39     370,075.06    350,192.69             -             -
Automotive     Toyota Tsusho America Inc - Torrance             673,722.97     548,941.75    122,396.68             -             -
Automotive     Millennium Steel Service L L C                   542,684.51     555,109.98             -             -     (8,387.54)
Automotive     Meridian Automotive Systems-Ionia                471,832.28     219,837.05    108,981.12     16,140.60     41,944.22
Automotive     Transform Automotive L L C                       394,831.84     149,582.10    245,249.74             -             -
Automotive     Marubeni-Itochu Steel America Inc                379,410.12     235,680.11    132,891.84             -             -
Automotive     Steel Technologies De Mexico SA CV               156,254.12              -             -             -     43,821.97
Automotive     Mace Metal Sales Inc                             144,185.03     136,871.67      7,313.36             -             -
Automotive     Magna International                              132,546.72      54,716.63     22,190.65     27,857.79     23,194.75
Automotive     Berwick Steel Co                                 102,483.35      53,322.88     49,160.47             -             -
Automotive     Auto Alliance International Inc                   66,762.94      23,083.32     39,242.12     23,552.92             -
Automotive     Subaru-Isuzu Automotive Group                     64,790.60      64,790.60             -             -             -
Automotive     Msc Laminates & Composites                        62,643.90      10,415.50             -             -             -
Automotive     New Center Stamping Inc                           43,725.12              -     43,725.12             -             -
Automotive     Nissho Iwai Canada Ltd                            40,242.47      40,242.47             -             -             -

  MARKET                     CUSTOMER NAME                     121 TO 150     151 TO 180        181+
----------     --------------------------------------------   ------------   ------------   -------------
Automotive     General Motors Corp                               70,902.23   1,089,940.38      180,688.77
Automotive     Ford                                             291,061.92   1,747,807.16   (2,563,625.09)
Automotive     Toyota Motor Mfg                                  59,970.17      60,390.32      205,772.90
Automotive     Chrysler                                         154,311.81      86,342.17     (234,623.94)
Automotive     Toyota Motor Mfg Canada Inc                       12,420.27              -      (23,887.28)
Automotive     Arvin Sango Inc                                           -              -               -
Automotive     Modern Tool & Die                                         -      33,417.10        8,644.68
Automotive     Taylor Steel Inc                                          -      18,264.38      107,793.56
Automotive     Ogihara America Corp                                      -              -               -
Automotive     Nissho Iwai American Corp                          9,926.64              -               -
Automotive     Toyota Tsusho America Inc - Torrance                      -              -        2,384.54
Automotive     Millennium Steel Service L L C                            -      (4,037.93)              -
Automotive     Meridian Automotive Systems-Ionia                 19,125.37      38,146.67       27,657.25
Automotive     Transform Automotive L L C                                -              -               -
Automotive     Marubeni-Itochu Steel America Inc                 10,838.17              -               -
Automotive     Steel Technologies De Mexico SA CV                        -              -      112,432.15
Automotive     Mace Metal Sales Inc                                      -              -               -
Automotive     Magna International                                       -              -        4,586.90
Automotive     Berwick Steel Co                                          -              -               -
Automotive     Auto Alliance International Inc                    (149.60)       8,428.35      (27,394.17)
Automotive     Subaru-Isuzu Automotive Group                             -              -               -
Automotive     Msc Laminates & Composites                                -              -       52,228.40
Automotive     New Center Stamping Inc                                   -              -               -
Automotive     Nissho Iwai Canada Ltd                                    -              -               -

  MARKET                     CUSTOMER NAME                     TOTAL OWED      1 TO 30       31 TO 60     61 TO 90     91 TO 120
----------     --------------------------------------------   ------------   -----------   -----------   -----------   ----------
Automotive     Midway Products                                   20,203.30      6,029.35             -             -            -
Automotive     Lapeer Metal Stamping Co                          19,837.20     19,837.20             -             -            -
Automotive     Mitsui & Co (USA) Inc                             18,673.76             -      5,950.80             -            -
Automotive     Shiloh Ind - Wellington Stamping Div              18,408.60             -             -             -            -
Automotive     Nissan North America                              14,588.95      8,868.83      5,720.12             -            -
Automotive     Die-Matic Corp                                     9,510.76      9,510.76             -             -            -
Automotive     Talon Automotive Group                             8,460.42             -             -             -            -
Automotive     Thyssen Inc                                        6,284.61             -     39,154.05             -            -
Automotive     Pullman Industries                                 4,809.24             -      4,809.24             -            -
Automotive     Flex-N-Gate Stamping                               4,111.08      4,111.08             -             -            -
Automotive     Volunteer Automotive                               1,950.30      1,950.30             -             -            -
Automotive     Kentucky Steel Center Inc                        (49,183.99)   (49,183.99)            -             -            -
By Product     Mid-Continent Coal & Coke Co                   1,481,076.20    881,246.80    325,000.00    274,829.40            -
By Product     Tube City Inc                                  1,052,404.89     52,320.13    134,664.03     57,510.04    10,250.63
By Product     Sequa Corporation                                705,286.15    295,460.66     90,276.49     22,906.77    19,720.23
By Product     Imco Recycling                                   360,307.76    111,547.24   (126,209.43)   102,072.08    50,682.47
By Product     Railworks Wood Products Inc                      280,529.45    280,529.45             -             -            -
By Product     Behr Iron & Steel Co                             274,859.04    736,077.37   (354,587.34)  (100,990.21)     (153.66)
By Product     Arvin Industries                                 270,286.22     58,860.10     10,611.50      8,156.70    16,741.85
By Product     Taylor Steel Inc                                 121,412.25      2,450.00     55,468.78     63,493.47            -
By Product     Reilly Industries                                117,775.13    117,775.13             -             -            -
By Product     Philips Services                                  90,807.60   (225,554.14)    76,990.22      5,695.60       622.05
By Product     Hickman Williams                                  83,639.73     83,639.73             -             -            -
By Product     Marathon Ashland Petroleum Co L L C               82,881.56     82,881.56             -             -            -
By Product     Roll Form Building Systems                        42,873.26             -             -             -            -
By Product     Hokin-Katz Metals Service                         10,126.05             -             -             -            -
By Product     Wilson Industrial Sales Co Inc                     8,779.98      8,779.98             -             -            -
By Product     West Homestead Engineering & Machine Co            7,805.36      7,805.36             -             -            -
By Product     Energy Marketing Services                          3,703.92      3,703.92             -             -            -
By Product     Duferco Steel Inc                                  1,402.50             -      1,402.50             -            -
By Product     Levand Steel & Supply Corp                            94.75         94.75             -             -            -

  MARKET                     CUSTOMER NAME                     121 TO 150    151 TO 180       181+
----------     --------------------------------------------   ------------   -----------   -----------
Automotive     Midway Products                                           -             -     14,173.95
Automotive     Lapeer Metal Stamping Co                                  -             -             -
Automotive     Mitsui & Co (USA) Inc                                     -             -     12,722.96
Automotive     Shiloh Ind - Wellington Stamping Div                      -             -     18,408.60
Automotive     Nissan North America                                      -             -             -
Automotive     Die-Matic Corp                                            -             -             -
Automotive     Talon Automotive Group                                    -             -      8,460.42
Automotive     Thyssen Inc                                               -             -    (32,869.44)
Automotive     Pullman Industries                                        -             -             -
Automotive     Flex-N-Gate Stamping                                      -             -             -
Automotive     Volunteer Automotive                                      -             -             -
Automotive     Kentucky Steel Center Inc                                 -             -             -
By Product     Mid-Continent Coal & Coke Co                              -             -             -
By Product     Tube City Inc                                             -             -    797,660.06
By Product     Sequa Corporation                                  5,098.46     (3,059.00)   274,882.54
By Product     Imco Recycling                                  (111,386.61)    24,032.54    309,569.47
By Product     Railworks Wood Products Inc                               -             -             -
By Product     Behr Iron & Steel Co                              (5,513.35)        26.23             -
By Product     Arvin Industries                                  15,363.40     14,231.00    146,321.67
By Product     Taylor Steel Inc                                          -             -             -
By Product     Reilly Industries                                         -             -             -
By Product     Philips Services                                   4,852.91             -    228,200.96
By Product     Hickman Williams                                          -             -             -
By Product     Marathon Ashland Petroleum Co L L C                       -             -             -
By Product     Roll Form Building Systems                                -             -     42,873.26
By Product     Hokin-Katz Metals Service                                 -             -     10,126.05
By Product     Wilson Industrial Sales Co Inc                            -             -             -
By Product     West Homestead Engineering & Machine Co                   -             -             -
By Product     Energy Marketing Services                                 -             -             -
By Product     Duferco Steel Inc                                         -             -             -
By Product     Levand Steel & Supply Corp                                -             -             -

   MARKET                    CUSTOMER NAME                   TOTAL OWED       1 TO 30        31 TO 60       61 TO 90     91 TO 120
------------   ------------------------------------------   -------------   ------------   ------------   ------------   ----------
Construction   NCI Building Systems                         10,152,721.73   7,495,882.81   1,477,457.00     335,461.92   429,761.27
Construction   Interlock Industries                          7,442,495.50   6,809,057.21      98,525.87      29,573.46   162,453.95
Construction   Magnatrax                                     5,407,097.03   2,670,897.48   2,034,496.36       4,758.07    29,025.62
Construction   Butler Corporation                            5,011,382.25   1,532,201.11     917,236.66   2,636,292.06            -
Construction   Grupo IMSA                                    4,295,296.51   2,134,247.54   1,610,310.40      30,819.71    27,294.69
Construction   Mitsui                                        3,752,667.53   2,552,731.51     282,548.77     139,195.46   282,757.04
Construction   Mcelroy Metal Mill Inc                        3,710,469.72   3,006,934.14     327,647.42     161,041.11    73,846.95
Construction   Euramax International                         3,186,039.22   2,896,422.12      33,017.25      14,195.16    46,375.66
Construction   Midwest Manufacturing                         3,038,181.00   2,743,827.37      22,444.98              -    39,844.45
Construction   Southline Steel Industries Inc                2,634,974.32   1,626,149.53   1,007,593.59              -            -
Construction   Berridge Mfg Co                               2,224,600.25   1,299,021.55     336,847.61              -   406,932.87
Construction   Central States Mfg Inc                        1,735,562.19   1,727,706.95      31,737.23              -   (20,524.37)
Construction   Midwest Metal Coatings (Vp Bldgs)             1,575,865.93     988,614.31     549,800.04      37,451.58            -
Construction   Aep Span                                      1,224,941.43     648,868.02     576,073.41              -            -
Construction   Copper Sales Inc                              1,136,275.57     241,421.44     860,429.85      34,424.28            -
Construction   Mitek Industries Inc                          1,119,686.48   1,127,950.02              -              -            -
Construction   Union Corrugating Co                            766,300.02     752,118.22              -      14,795.83            -
Construction   Consolidated Systems Inc                        711,827.22     567,636.41     144,190.81              -            -
Construction   A C I Building Systems                          705,803.04     351,886.44     252,275.72      98,553.08            -
Construction   Mueller Supply Co Inc                           515,264.63     402,930.91     113,728.63       4,309.76            -
Construction   Marlyn Steel Decks Inc                          480,831.27     327,771.46     153,059.81              -            -
Construction   Baldwin Steel Co.                               480,545.95      40,306.75     434,970.32              -            -
Construction   Sheffield Metals                                461,342.82     282,881.17     178,461.65              -            -
Construction   Rigid Building Systems Ltd                      436,784.40     375,448.79      23,183.77       2,403.25    35,748.59
Construction   Everlast Roofing Inc                            433,234.34     433,134.03         100.31              -            -
Construction   Robertson - Ceco Corporation                    425,111.86     346,967.45      79,129.24              -            -
Construction   Ruffin Building Systems Inc                     406,336.98     238,686.22     167,650.76              -            -
Construction   Southern Structures Inc                         386,731.77      71,434.49     172,322.07              -            -
Construction   Morton Buildings Inc                            377,545.99     377,545.99              -              -            -
Construction   Whx Corporation                                 359,177.42      80,846.10     216,424.63              -       253.20
Construction   Steel Building Supply Inc                       337,529.50     140,731.89     171,864.92              -            -

  MARKET                     CUSTOMER NAME                   121 TO 150      151 TO 180        181+
------------   ------------------------------------------   -------------   ------------   ------------
Construction   NCI Building Systems                             37,218.84      82,127.84     294,812.05
Construction   Interlock Industries                             21,853.46      14,687.45     306,344.10
Construction   Magnatrax                                        10,807.68              -     657,111.82
Construction   Butler Corporation                                       -              -     (74,347.58)
Construction   Grupo IMSA                                       14,562.99      31,001.31     447,059.87
Construction   Mitsui                                          209,474.32      75,317.49     210,642.94
Construction   Mcelroy Metal Mill Inc                           18,963.22      38,585.32      83,451.56
Construction   Euramax International                            28,156.21      52,165.39     115,707.43
Construction   Midwest Manufacturing                            58,420.80       7,673.98     165,969.42
Construction   Southline Steel Industries Inc                           -              -       1,231.20
Construction   Berridge Mfg Co                                          -     142,226.44      39,571.78
Construction   Central States Mfg Inc                                   -              -      (3,357.62)
Construction   Midwest Metal Coatings (Vp Bldgs)                        -              -              -
Construction   Aep Span                                                 -              -              -
Construction   Copper Sales Inc                                         -              -              -
Construction   Mitek Industries Inc                                     -              -      (8,263.54)
Construction   Union Corrugating Co                                     -              -        (614.03)
Construction   Consolidated Systems Inc                                 -              -              -
Construction   A C I Building Systems                            3,087.80              -              -
Construction   Mueller Supply Co Inc                                    -              -      (5,704.67)
Construction   Marlyn Steel Decks Inc                                   -              -              -
Construction   Baldwin Steel Co.                                        -              -       5,268.88
Construction   Sheffield Metals                                         -              -              -
Construction   Rigid Building Systems Ltd                               -              -              -
Construction   Everlast Roofing Inc                                     -              -              -
Construction   Robertson - Ceco Corporation                             -              -        (984.83)
Construction   Ruffin Building Systems Inc                              -              -              -
Construction   Southern Structures Inc                                  -              -     142,975.21
Construction   Morton Buildings Inc                                     -              -              -
Construction   Whx Corporation                                          -              -      61,653.49
Construction   Steel Building Supply Inc                                -      24,932.69              -

  MARKET                     CUSTOMER NAME                   TOTAL OWED       1 TO 30        31 TO 60       61 TO 90     91 TO 120
------------   ------------------------------------------   -------------   ------------   ------------   ------------   ----------
Construction   Chief Industries                                300,136.81     277,299.80      22,837.01              -            -
Construction   Morin Corp                                      295,410.78     284,074.08              -      11,336.70            -
Construction   Alpine Engineered Products                      261,832.05     261,832.05              -              -            -
Construction   Steelox Systems Inc                             215,524.80     140,598.23      89,118.84     (14,192.27)           -
Construction   J. Mila Enterprises                             192,126.98      85,595.39      30,931.87      75,599.72            -
Construction   Alliance Steel Mfg Inc                          160,985.55     109,278.35      55,342.75              -            -
Construction   Aluma Shield Industries Inc                     151,404.13     151,404.13              -              -            -
Construction   Standard Structures Inc                         146,339.55     146,339.55              -              -            -
Construction   U S Door & Building Components Inc              142,693.67      64,318.08      47,797.46      30,578.13            -
Construction   Ctb Inc - Brock Grain & Feed Systems            122,167.48     122,167.48              -              -            -
Construction   Sunward Corp                                    100,676.02     100,676.08              -              -            -
Construction   Metalcor Inc                                     97,961.83      97,961.83              -              -            -
Construction   Edco Products Inc                                93,934.39     101,659.53              -              -    (7,698.14)
Construction   Worthington Armstrong Venture                    88,631.15      88,661.12              -              -            -
Construction   Barrington Manufacturing Corp                    83,022.88      38,898.23      44,124.65              -            -
Construction   Davco                                            82,334.16      82,334.16              -              -            -
Construction   Pacesetter Steel Service                         74,925.86     (21,115.65)      4,810.09              -     7,357.56
Construction   Nucor Steel                                      67,014.44      67,013.44              -              -            -
Construction   Ceco Building Systems                            64,128.12              -      64,128.12              -            -
Construction   New Process Steel Corporation                    62,730.30              -       2,074.32              -            -
Construction   Midland Metals Inc                               56,327.68      41,283.12      10,851.24              -            -
Construction   Florida Pre-Fab Inc                              55,091.47      55,091.47              -              -            -
Construction   Steel Service Building Co                        51,598.96      41,552.44      10,046.52              -            -
Construction   American Standard                                45,109.94              -              -              -            -
Construction   Taylor Metal Products Inc                        42,147.00       8,063.82      17,743.52      16,339.66            -
Construction   Jwd Interiors                                    42,006.12      33,238.39       8,767.73              -            -
Construction   Ebc Inc                                          41,659.60              -      32,209.69       9,449.91            -
Construction   Higgins Construction & Supply Co                 39,849.68      39,849.68              -              -            -
Construction   Metallic Products Inc                            39,153.25      28,250.28      28,113.08              -            -
Construction   Vulcan Steel Structures                          37,783.02      13,622.40              -      24,160.62            -
Construction   Union Electric Steel Corp                        36,290.40      36,290.40              -              -            -

  MARKET                       CUSTOMER NAME                 121 TO 150      151 TO 180        181+
----------     ------------------------------------------   -------------   ------------   ------------
Construction   Chief Industries                                         -              -              -
Construction   Morin Corp                                               -              -              -
Construction   Alpine Engineered Products                               -              -              -
Construction   Steelox Systems Inc                                      -              -              -
Construction   J. Mila Enterprises                                      -              -              -
Construction   Alliance Steel Mfg Inc                                   -              -      (3,635.55)
Construction   Aluma Shield Industries Inc                              -              -              -
Construction   Standard Structures Inc                                  -              -              -
Construction   U S Door & Building Components Inc                       -              -              -
Construction   Ctb Inc - Brock Grain & Feed Systems                     -              -              -
Construction   Sunward Corp                                             -              -          (0.06)
Construction   Metalcor Inc                                             -              -              -
Construction   Edco Products Inc                                        -              -         (27.00)
Construction   Worthington Armstrong Venture                            -              -         (29.97)
Construction   Barrington Manufacturing Corp                            -              -              -
Construction   Davco                                                    -              -              -
Construction   Pacesetter Steel Service                                 -       2,173.72      81,700.14
Construction   Nucor Steel                                              -              -           1.00
Construction   Ceco Building Systems                                    -              -              -
Construction   New Process Steel Corporation                            -              -      60,655.98
Construction   Midland Metals Inc                                       -              -       4,193.32
Construction   Florida Pre-Fab Inc                                      -              -              -
Construction   Steel Service Building Co                                -              -              -
Construction   American Standard                                        -              -      45,109.94
Construction   Taylor Metal Products Inc                                -              -              -
Construction   Jwd Interiors                                            -              -              -
Construction   Ebc Inc                                                  -              -              -
Construction   Higgins Construction & Supply Co                         -              -              -
Construction   Metallic Products Inc                                    -              -     (17,210.11)
Construction   Vulcan Steel Structures                                  -              -              -
Construction   Union Electric Steel Corp                                -              -              -

  MARKET                     CUSTOMER NAME                    TOTAL OWED        1 TO 30        31 TO 60      61 TO 90     91 TO 120
------------   -------------------------------------------   -------------   -------------   ------------   -----------   ---------
Construction   Components Plus                                   35,641.68               -              -             -           -
Construction   Central Texas Metal Roofing                       35,293.84       24,296.82       9,012.52             -           -
Construction   Mitsui Stl Dev Co Inc (Buildings)                 28,304.48       28,304.48              -             -           -
Construction   Dura-Loc Roofing Systems Ltd                      26,013.90               -              -             -   26,013.90
Construction   Sheridan Sheet Metal Co                           24,328.43       24,328.43              -             -           -
Construction   Goldin Industries Inc                             20,828.45       19,221.65       1,440.00             -      166.80
Construction   Raynor Garage Doors                               20,240.05       20,240.05              -             -           -
Construction   United Structures Of America                      19,960.63       21,015.87              -             -           -
Construction   Hirschfeld Steel Co Inc                           12,869.29        7,706.15              -             -           -
Construction   M & M Mfg Co                                      12,697.00       12,697.00              -             -           -
Construction   Arrow Group Industries Inc                        12,648.86       12,648.86              -             -           -
Construction   Powerlight Corp - Berkley                         12,037.03       12,037.03              -             -           -
Construction   Whirlwind Building Systems                        11,954.04               -              -             -           -
Construction   Hutchinson Western                                 9,233.42               -              -      9,233.42           -
Construction   Lehmans Pipe & Steel Inc                           8,638.07        8,638.07              -             -           -
Construction   Ludwig Bldg Systems Inc                            8,539.82               -      15,265.73             -           -
Construction   Metl Span Corp                                     5,669.43               -              -             -           -
Construction   R & M Steel Co                                     1,329.98        1,329.98              -             -           -
Construction   Dale Incor                                         1,151.64               -              -      1,151.64           -
Construction   Ctb Inc.                                              (3.00)              -              -             -           -
Construction   Lane Building Products                              (640.65)              -              -             -           -
Construction   Omni Metals Inc                                     (908.96)              -              -             -           -
Construction   Mfs York                                          (1,863.61)              -              -             -           -
Construction   Owens Corning Fiberglas Corp                      (2,968.38)     (11,199.60)             -             -           -
Construction   Majestic Steel Service Inc                        (4,118.77)              -              -             -    3,324.40
Construction   Hci Steel Bldg Systems Inc                        (7,239.45)              -              -             -           -
Container      Silgan Containers                             23,449,060.10   15,007,026.92   8,128,699.68     39,972.55   38,786.49
Container      Ball Corporation                              11,323,205.02    5,694,281.63   5,325,727.19    250,663.77    4,645.68
Container      Central Can Co                                 2,096,104.49    1,951,374.76      17,887.33     24,928.15    9,918.94
Container      Zapata Industries Inc                          1,395,584.07      898,516.74     497,067.33             -           -
Container      Goodman                                        1,277,936.86      541,884.30     139,397.74    311,882.61   94,049.39

  MARKET                     CUSTOMER NAME                     121 TO 150     151 TO 180        181+
------------   -------------------------------------------   -------------   -------------   ------------
Construction   Components Plus                                           -       24,858.24      10,783.44
Construction   Central Texas Metal Roofing                               -               -       1,984.50
Construction   Mitsui Stl Dev Co Inc (Buildings)                         -               -              -
Construction   Dura-Loc Roofing Systems Ltd                              -               -              -
Construction   Sheridan Sheet Metal Co                                   -               -              -
Construction   Goldin Industries Inc                                     -               -              -
Construction   Raynor Garage Doors                                       -               -              -
Construction   United Structures Of America                              -               -      (1,055.24)
Construction   Hirschfeld Steel Co Inc                                   -               -       5,163.14
Construction   M & M Mfg Co                                              -               -              -
Construction   Arrow Group Industries Inc                                -               -              -
Construction   Powerlight Corp - Berkley                                 -               -              -
Construction   Whirlwind Building Systems                         4,296.94        2,021.80       5,635.30
Construction   Hutchinson Western                                        -               -              -
Construction   Lehmans Pipe & Steel Inc                                  -               -              -
Construction   Ludwig Bldg Systems Inc                                   -               -      (6,725.91)
Construction   Metl Span Corp                                            -               -       5,669.43
Construction   R & M Steel Co                                            -               -              -
Construction   Dale Incor                                                -               -              -
Construction   Ctb Inc.                                                  -               -          (3.00)
Construction   Lane Building Products                                    -               -        (640.65)
Construction   Omni Metals Inc                                           -               -        (908.96)
Construction   Mfs York                                                  -               -      (1,863.61)
Construction   Owens Corning Fiberglas Corp                       3,626.69               -       4,604.53
Construction   Majestic Steel Service Inc                                -        6,319.71     (13,762.88)
Construction   Hci Steel Bldg Systems Inc                                -               -      (7,239.45)
Container      Silgan Containers                                 14,948.86               -     219,625.60
Container      Ball Corporation                                   1,072.21       10,084.26      36,730.28
Container      Central Can Co                                    26,988.33       10,519.98      54,487.00
Container      Zapata Industries Inc                                     -               -              -
Container      Goodman                                          101,005.85       39,202.17      50,514.80

 MARKET                      CUSTOMER NAME                TOTAL OWED        1 TO 30        31 TO 60       61 TO 90       91 TO 120
-------------  ---------------------------------------   -------------   -------------   ------------   ------------   ------------
Container      Cargill                                      920,417.60      669,176.57     251,253.39              -              -
Container      Can Corp Of America Inc                      761,317.14      759,979.81              -              -     (12,397.08)
Container      Pt Mantrust                                  724,216.18      694,971.81      22,924.44              -              -
Container      South Texas Can Co Inc                       588,167.35       (4,431.17)             -      (4,792.84)             -
Container      Titan Steel Corp                             514,627.72      406,984.96      43,673.60       1,153.16              -
Container      Sony Corporation Of America                  345,721.54      142,509.67     116,043.06      69,477.31              -
Container      Maytag Appliances                            315,998.52      212,240.56      27,939.00       4,702.05              -
Container      Electrolux - Laundry Products                314,199.46      297,133.64      17,065.82              -              -
Container      Pacific Coast Producers                      304,185.01      295,963.87       8,221.14              -              -
Container      Nittetsu Shoji American Inc                  272,584.69      262,345.09              -              -              -
Container      Arbon Steel Service Co                       222,469.38      148,079.36      73,132.42              -       1,257.60
Container      Crown Cork & Seal Inc                        217,846.79      189,569.91              -              -      28,909.84
Container      Brockway Standard Inc                        183,037.43       18,812.68              -      44,614.44              -
Container      Frigidaire Co - Freezer Products             150,879.39      150,879.39              -              -              -
Container      Center Manufacturing Inc                     117,287.12       97,327.90      19,959.22              -              -
Container      J L Clark Mfg Co                             101,895.51       77,290.78      10,261.01              -              -
Container      Donaldson Co                                  79,113.00       53,353.60      25,759.40              -              -
Container      Punch Press                                   78,119.69               -              -              -              -
Container      Berlin Metals L L C                           61,592.80       61,592.80              -              -              -
Container      Harlow Group Ltd                              58,831.33       39,157.06              -      19,674.27              -
Container      Okaya (USA) Inc                               43,698.59       43,698.59              -              -              -
Container      Renown Steel                                  21,240.41       21,240.41              -              -              -
Container      Electrolux - Range Products                   18,436.28       18,436.28              -              -              -
Container      Breen International Inc                        8,872.60        8,872.60              -              -              -
Container      Sanko International                            5,454.68        5,454.68              -              -              -
Container      Amana Appliances                               3,527.32               -       3,527.32              -              -
Container      Dispensing Container Corp                      1,793.02               -              -      26,886.32     (26,436.35)
Container      Viking Industrial Corp                           765.10          765.10              -              -              -
Container      Seneca Foods Corp - Central Div                  243.03               -              -              -              -
Intercompany   National Robinson L L C                    9,972,783.42    2,049,421.90   2,399,741.84   2,117,585.97   3,024,102.30
Miscellaneous  Hayes Lemmerz International                    7,675.89               -       7,675.89              -              -

   MARKET                    CUSTOMER NAME                    121 TO 150     151 TO 180        181+
-------------  -------------------------------------------   -------------   -----------   ------------
Container      Cargill                                                   -             -         (12.36)
Container      Can Corp Of America Inc                                   -     13,734.41              -
Container      Pt Mantrust                                               -             -       6,319.93
Container      South Texas Can Co Inc                                    -             -     597,391.36
Container      Titan Steel Corp                                   3,214.96     16,328.85      43,272.19
Container      Sony Corporation Of America                               -             -      17,691.50
Container      Maytag Appliances                                         -      4,818.23      66,298.68
Container      Electrolux - Laundry Products                             -             -              -
Container      Pacific Coast Producers                                   -             -              -
Container      Nittetsu Shoji American Inc                       10,239.60             -              -
Container      Arbon Steel Service Co                                    -             -              -
Container      Crown Cork & Seal Inc                                     -             -        (632.96)
Container      Brockway Standard Inc                                     -             -     119,610.31
Container      Frigidaire Co - Freezer Products                          -             -              -
Container      Center Manufacturing Inc                                  -             -              -
Container      J L Clark Mfg Co                                          -     14,343.72              -
Container      Donaldson Co                                              -             -              -
Container      Punch Press                                               -             -      78,119.69
Container      Berlin Metals L L C                                       -             -              -
Container      Harlow Group Ltd                                          -             -              -
Container      Okaya (USA) Inc                                           -             -              -
Container      Renown Steel                                              -             -              -
Container      Electrolux - Range Products                               -             -              -
Container      Breen International Inc                                   -             -              -
Container      Sanko International                                       -             -              -
Container      Amana Appliances                                          -             -              -
Container      Dispensing Container Corp                                 -      1,343.05              -
Container      Viking Industrial Corp                                    -             -              -
Container      Seneca Foods Corp - Central Div                           -             -         243.03
Intercompany   National Robinson L L C                          104,686.46             -     277,244.95
Miscellaneous  Hayes Lemmerz International                               -             -              -

  MARKET                     CUSTOMER NAME                    TOTAL OWED       1 TO 30       31 TO 60       61 TO 90     91 TO 120
-------------  -------------------------------------------   ------------   ------------   ------------   ------------   ----------
Miscellaneous  EES Coke Battery Company LLC                  7,523,162.91   5,496,326.46   2,017,418.65              -            -
Miscellaneous  Hayes Lemmerz                                   984,876.37     654,758.67    (202,717.82)    147,419.74   929,767.44
Miscellaneous  Metalloyd Ltd                                   573,141.95     573,141.95              -              -            -
Miscellaneous  Luria Brothers                                  280,794.88      34,807.23     (82,451.47)     18,067.06    42,222.30
Miscellaneous  Amrox                                           229,095.56     112,137.64     116,957.92              -            -
Miscellaneous  Metals Management Ohio Inc                      182,399.28     133,429.75      25,979.35              -            -
Miscellaneous  Tower Automotive                                179,978.19      69,100.09      23,912.69              -            -
Miscellaneous  USX                                             173,417.58     124,074.24      16,735.70       6,627.63     6,627.10
Miscellaneous  Norfolk Southern Corp                           167,996.58      97,916.48       7,807.30              -            -
Miscellaneous  Gm Mfd - Engineering                             50,477.31      15,165.92       9,347.20       1,920.35    (4,607.46)
Miscellaneous  Mid Coast Terminal Co                            49,604.50      49,604.50              -              -            -
Miscellaneous  Thyssenkrupp Budd Co - Detroit                   46,426.74              -       2,191.00              -            -
Miscellaneous  Portside Energy Corporation                      25,000.00      25,000.00              -              -            -
Miscellaneous  Act Laboratories                                 23,300.08       6,350.00      16,950.08              -            -
Miscellaneous  Oakley Industries                                22,346.34              -              -              -            -
Miscellaneous  Ronart Industries                                17,628.00              -       6,448.00      11,180.00            -
Miscellaneous  Proto Craft Inc                                  15,488.17              -              -              -            -
Miscellaneous  Recycling Management Inc                         12,936.34      12,936.34              -              -            -
Miscellaneous  Superior Cam                                     11,490.00              -              -              -       624.00
Miscellaneous  Ak-Isg Steel Coating Co                          10,316.57      10,316.57              -              -            -
Miscellaneous  Union Planters Bank                               8,963.00              -       8,963.00              -            -
Miscellaneous  Abc Sales Inc                                     8,887.51              -              -              -            -
Miscellaneous  Nobles                                            8,123.50              -              -              -            -
Miscellaneous  Cn Rail                                           7,920.64       9,710.40              -              -            -
Miscellaneous  Bethlehem Steel Corp.                             7,814.13              -              -              -            -
Miscellaneous  Detroit Bulk Storage Inc                          5,945.50              -              -              -            -
Miscellaneous  Troy Design                                       5,942.65              -              -              -            -
Miscellaneous  Merkur Inc                                        5,894.10              -              -              -            -
Miscellaneous  Mps Group Inc                                     5,212.87       5,212.87              -              -            -
Miscellaneous  Eagle Bend Mfg Inc                                4,121.04       4,121.04              -              -            -
Miscellaneous  X-Tek Inc                                         3,929.65              -       3,929.65              -            -

   MARKET                    CUSTOMER NAME                     121 TO 150    151 TO 180        181+
-------------  --------------------------------------------   ------------   -----------   ------------
Miscellaneous  EES Coke Battery Company LLC                              -             -       9,417.80
Miscellaneous  Hayes Lemmerz                                   (925,204.59)   449,260.98     (68,408.05)
Miscellaneous  Metalloyd Ltd                                             -             -              -
Miscellaneous  Luria Brothers                                    60,666.30     48,776.00     158,707.46
Miscellaneous  Amrox                                                     -             -              -
Miscellaneous  Metals Management Ohio Inc                                -     22,990.18              -
Miscellaneous  Tower Automotive                                          -             -      86,965.41
Miscellaneous  USX                                                5,245.31     14,107.60              -
Miscellaneous  Norfolk Southern Corp                                     -             -      62,272.80
Miscellaneous  Gm Mfd - Engineering                               6,025.80     22,625.50              -
Miscellaneous  Mid Coast Terminal Co                                     -             -              -
Miscellaneous  Thyssenkrupp Budd Co - Detroit                     3,780.00             -      40,455.74
Miscellaneous  Portside Energy Corporation                               -             -              -
Miscellaneous  Act Laboratories                                          -             -              -
Miscellaneous  Oakley Industries                                         -      4,555.90      17,790.44
Miscellaneous  Ronart Industries                                         -             -              -
Miscellaneous  Proto Craft Inc                                           -             -      15,488.17
Miscellaneous  Recycling Management Inc                                  -             -              -
Miscellaneous  Superior Cam                                              -             -      10,866.00
Miscellaneous  Ak-Isg Steel Coating Co                                   -             -              -
Miscellaneous  Union Planters Bank                                       -             -              -
Miscellaneous  Abc Sales Inc                                      1,902.82      2,039.34       4,945.35
Miscellaneous  Nobles                                                    -             -       8,123.50
Miscellaneous  Cn Rail                                                   -             -      (1,789.76)
Miscellaneous  Bethlehem Steel Corp.                                     -             -       7,814.13
Miscellaneous  Detroit Bulk Storage Inc                                  -             -       5,945.50
Miscellaneous  Troy Design                                               -             -       5,942.65
Miscellaneous  Merkur Inc                                                -             -       5,894.10
Miscellaneous  Mps Group Inc                                             -             -              -
Miscellaneous  Eagle Bend Mfg Inc                                        -             -              -
Miscellaneous  X-Tek Inc                                                 -             -              -

   MARKET                    CUSTOMER NAME                    TOTAL OWED      1 TO 30        31 TO 60      61 TO 90      91 TO 120
-------------  -------------------------------------------   -------------   -----------   ------------   ------------   ----------
Miscellaneous  Fab-All Mfg Inc                                    3,834.40      3,834.40              -              -            -
Miscellaneous  Metal Forming Technology                           3,272.05             -              -              -            -
Miscellaneous  Nsl Inc                                            3,081.15             -              -              -            -
Miscellaneous  Demex Inc                                          3,000.00      1,000.00       1,000.00       1,000.00            -
Miscellaneous  Gm Advanced Technology Vehicles                    2,491.25             -              -              -            -
Miscellaneous  Gm Mfd - Pc&L                                      1,796.08             -              -              -            -
Miscellaneous  Maryland Refractories Co                           1,413.56      1,413.56              -              -            -
Miscellaneous  Procoil Processing                                 1,287.50             -       1,287.50              -            -
Miscellaneous  Ppg Accounts Payable                               1,260.01             -              -       1,260.01            -
Miscellaneous  Great Lakes Towing                                 1,200.00      1,200.00              -              -            -
Miscellaneous  Nuweigh Inc                                          937.00        937.00              -              -            -
Miscellaneous  Sika Canada Inc                                      500.00             -         500.00              -            -
Miscellaneous  Orbseal L L C                                        440.00             -         440.00              -            -
Miscellaneous  Energy Marketing Services                            384.52        384.52              -              -            -
Miscellaneous  City Of Mishawaka - Dept Of Parks                    369.70             -         369.70              -            -
Miscellaneous  Csx Transportation                                   217.24         77.56         310.32              -            -
Miscellaneous  Jo-Ad Industries                                    (756.00)            -              -              -            -
Miscellaneous  Union Electric Steel Corp                         (5,720.23)            -      (3,929.65)     (1,790.58)           -
Miscellaneous  Cleveland Steel Container - Peotone              (94,979.44)            -              -              -            -
Reserved       Trumark                                          131,896.31             -              -              -            -
Reserved       Ltv Steel Company - Inc.                      10,628,553.51    (28,077.59)             -              -            -
Reserved       Huntco Steel Inc                               9,642,572.43             -              -              -            -
Reserved       Tinplate Partners                              6,149,767.94             -              -              -            -
Reserved       Metals USA                                     5,817,066.64     (4,459.48)             -              -            -
Reserved       Hayes Wheels                                   5,309,500.44   (224,950.74)             -              -            -
Reserved       Ottawa River Steel                             1,288,080.95             -              -              -            -
Reserved       A G Simpson                                    1,285,360.35             -              -              -            -
Reserved       Alkar Steel Corp                               1,257,793.79             -              -              -     7,979.40
Reserved       Marbi Inc                                        993,720.53             -              -              -            -
Reserved       Glomar Steel Co                                  547,275.58     (6,264.00)             -       2,661.45     1,568.00
Reserved       Madison Metal Services                           486,092.82             -              -              -            -

   MARKET                    CUSTOMER NAME                     121 TO 150    151 TO 180        181+
-------------  -------------------------------------------   -------------   -----------   -------------
Miscellaneous  Fab-All Mfg Inc                                           -             -               -
Miscellaneous  Metal Forming Technology                                  -             -        3,272.05
Miscellaneous  Nsl Inc                                                   -             -        3,081.15
Miscellaneous  Demex Inc                                                 -             -               -
Miscellaneous  Gm Advanced Technology Vehicles                           -             -        2,491.25
Miscellaneous  Gm Mfd - Pc&L                                             -             -        1,796.08
Miscellaneous  Maryland Refractories Co                                  -             -               -
Miscellaneous  Procoil Processing                                        -             -               -
Miscellaneous  Ppg Accounts Payable                                      -             -               -
Miscellaneous  Great Lakes Towing                                        -             -               -
Miscellaneous  Nuweigh Inc                                               -             -               -
Miscellaneous  Sika Canada Inc                                           -             -               -
Miscellaneous  Orbseal L L C                                             -             -               -
Miscellaneous  Energy Marketing Services                                 -             -               -
Miscellaneous  City Of Mishawaka - Dept Of Parks                         -             -               -
Miscellaneous  Csx Transportation                                        -             -          170.64)
Miscellaneous  Jo-Ad Industries                                          -             -         (756.00)
Miscellaneous  Union Electric Steel Corp                                 -             -               -
Miscellaneous  Cleveland Steel Container - Peotone                       -             -      (94,979.44)
Reserved       Trumark                                                   -             -      131,896.31
Reserved       Ltv Steel Company- Inc.                                   -      1,463.15   10,655,167.95
Reserved       Huntco Steel Inc                                          -             -    9,642,572.43
Reserved       Tinplate Partners                                         -             -    6,149,767.94
Reserved       Metals USA                                         3,226.15             -    5,818,299.97
Reserved       Hayes Wheels                                              -             -    5,534,451.18
Reserved       Ottawa River Steel                                        -             -    1,288,080.95
Reserved       A G Simpson                                               -             -    1,285,360.35
Reserved       Alkar Steel Corp                                 340,902.70    598,419.64      310,492.05
Reserved       Marbi Inc                                                 -             -      993,720.53
Reserved       Glomar Steel Co                                           -             -      549,310.13
Reserved       Madison Metal Services                                    -             -      486,092.82

  MARKET                     CUSTOMER NAME                    TOTAL OWED       1 TO 30        31 TO 60       61 TO 90     91 TO 120
-------------  -------------------------------------------   -------------   ------------   ------------   ------------   ----------
Reserved       Maksteel Service Center                          446,142.88              -              -              -            -
Reserved       American Trucking Co                             205,838.34              -              -              -            -
Reserved       Global Engineering Corp                          179,856.07              -              -              -            -
Reserved       Railworks Wood Products Inc                      171,817.00      (7,648.30)             -              -            -
Reserved       Concord Steel                                    155,323.70              -              -              -            -
Reserved       Anton Noll Inc                                   139,571.96              -              -              -            -
Reserved       Harrison Steel Of Memphis Inc                     90,425.75              -              -              -            -
Reserved       Owens Corning Fiberglas Corp                      77,511.81              -              -              -            -
Reserved       Gulf States Tube Div                              70,424.73              -              -              -            -
Reserved       Zinc Corp Of America                              51,538.27              -              -              -            -
Reserved       Hanover Steel Corp                                37,431.50              -              -              -            -
Reserved       Hayes Wheels Acero S A De C V                     20,776.28              -              -              -            -
Reserved       United Materials Co                               20,527.50              -              -              -            -
Reserved       Standard Metal Service Corp                       19,095.60              -              -              -            -
Reserved       Form Tech Steel Inc                               18,659.35              -              -              -            -
Reserved       Tinplate Partners Intl Inc                         9,383.03              -              -              -            -
Reserved       Vail Metal Systems                                 3,309.39              -              -              -            -
Reserved       Metals USA  [Debtor In Possession]              (268,560.93)    (20,123.09)     40,315.82      39,927.74   354,847.56
Sheet Sales    Northwest Pipe                                 4,855,961.55   3,126,660.65   1,517,546.21     150,125.70    36,929.93
Sheet Sales    Heidtman Steel Products Inc                    4,574,685.93   1,159,422.20   3,381,738.90      42,045.48            -
Sheet Sales    Kerry Steel Inc                                4,497,425.88   3,009,935.43   1,330,508.72       7,946.03    17,746.02
Sheet Sales    Ingersoll - Rand Inc                           4,408,940.99   3,588,602.51     797,482.16       1,380.00            -
Sheet Sales    Titan Wheel International                      2,889,156.47   1,802,663.80   1,085,765.27         727.40            -
Sheet Sales    Worthington Industries                         2,887,364.55     451,447.55      16,173.60       8,748.40    42,032.76
Sheet Sales    Valmont Inc.                                   2,181,582.38   2,035,740.64      92,431.91              -    10,782.00
Sheet Sales    Target Steel Inc                               1,990,008.62   1,096,526.28     811,634.82              -    54,563.20
Sheet Sales    Itochu                                         1,888,481.33   1,810,471.66              -       5,485.02            -
Sheet Sales    Robinson Steel Co Inc - E Chicago              1,879,356.12   1,853,737.02      11,020.85              -            -
Sheet Sales    Tyco International                             1,824,355.89   1,790,897.07       1,726.20              -     3,341.76
Sheet Sales    Mst Corp                                       1,820,422.56   1,732,239.63              -              -     7,794.24
Sheet Sales    Ptc                                            1,736,217.21     998,730.84     677,139.60      (6,126.96)           -

  MARKET                     CUSTOMER NAME                    121 TO 150      151 TO 180        181+
-----------    -------------------------------------------   -------------   ------------   -------------
Reserved       Maksteel Service Center                                   -              -      446,142.88
Reserved       American Trucking Co                                      -              -      205,838.34
Reserved       Global Engineering Corp                                   -              -      179,856.07
Reserved       Railworks Wood Products Inc                               -              -      179,465.30
Reserved       Concord Steel                                             -              -      155,323.70
Reserved       Anton Noll Inc                                            -              -      139,571.96
Reserved       Harrison Steel Of Memphis Inc                             -              -       90,425.75
Reserved       Owens Corning Fiberglas Corp                              -              -       77,511.81
Reserved       Gulf States Tube Div                                      -              -       70,424.73
Reserved       Zinc Corp Of America                              37,773.60      20,540.98       (6,776.31)
Reserved       Hanover Steel Corp                                        -              -       37,431.50
Reserved       Hayes Wheels Acero S A De C V                             -              -       20,776.28
Reserved       United Materials Co                                       -              -       20,527.50
Reserved       Standard Metal Service Corp                               -              -       19,095.60
Reserved       Form Tech Steel Inc                                       -              -       18,659.35
Reserved       Tinplate Partners Intl Inc                                -              -        9,383.03
Reserved       Vail Metal Systems                                        -              -        3,309.39
Reserved       Metals USA  [Debtor In Possession]               304,863.31     238,712.98   (1,227,105.25)
Sheet Sales    Northwest Pipe                                        72.21              -       24,626.85
Sheet Sales    Heidtman Steel Products Inc                               -              -       (8,520.65)
Sheet Sales    Kerry Steel Inc                                   (5,997.70)    126,853.78       10,433.60
Sheet Sales    Ingersoll - Rand Inc                              20,930.00              -          546.32
Sheet Sales    Titan Wheel International                                 -              -               -
Sheet Sales    Worthington Industries                           337,515.15     263,742.98    1,767,704.11
Sheet Sales    Valmont Inc.                                      33,855.58              -        8,772.25
Sheet Sales    Target Steel Inc                                   2,692.30              -       24,592.02
Sheet Sales    Itochu                                                    -      23,418.94       49,105.71
Sheet Sales    Robinson Steel Co Inc - E Chicago                    797.87              -       13,800.38
Sheet Sales    Tyco International                                        -      13,135.06       15,255.80
Sheet Sales    Mst Corp                                                  -              -       80,388.69
Sheet Sales    Ptc                                               13,328.93       5,629.59       47,515.21

  MARKET                     CUSTOMER NAME                    TOTAL OWED       1 TO 30        31 TO 60       61 TO 90     91 TO 120
-----------    -------------------------------------------   -------------   ------------   ------------   ------------   ----------
Sheet Sales    U S Metals & Supply Inc                        1,475,470.84     868,420.26     545,121.92              -            -
Sheet Sales    New Technology Steel L L C                     1,383,165.29   1,056,987.12     326,178.17              -            -
Sheet Sales    American Basic Industries                      1,355,926.73     610,189.66     651,884.68      89,411.48            -
Sheet Sales    Mitsubishi                                     1,138,349.32   1,008,300.18      22,872.71      33,006.97    52,248.34
Sheet Sales    Riverview Steel Co Ltd                         1,131,399.22     689,995.30     441,403.92              -            -
Sheet Sales    Mako Metals Inc                                1,095,104.78     900,548.29     186,784.59       3,041.60       937.30
Sheet Sales    CSN Companhia Siderurgica Nacional LLC           977,357.86              -      28,787.86     948,570.00            -
Sheet Sales    Ltv - Debtor In Possession                       970,999.06     875,540.50      69,674.65              -       519.65
Sheet Sales    Lee Steel Corp                                   949,070.59     422,302.08     452,408.76      23,770.66    10,841.94
Sheet Sales    A O Smith Corporation                            948,527.57              -     222,795.73     663,859.69            -
Sheet Sales    Itek Steel Trading                               910,846.14     298,196.66     570,616.43      42,033.05            -
Sheet Sales    Tex Tube Co                                      866,552.94     877,717.73      19,969.43       7,266.82            -
Sheet Sales    Trilla Steel Drum Corp                           838,948.13     733,148.63     105,799.50              -            -
Sheet Sales    Custom Steel Processing                          804,316.02     478,833.53     325,482.49              -            -
Sheet Sales    Allied Tube & Conduit - Century Tube             773,190.52     764,885.97       8,304.55              -            -
Sheet Sales    Magic Steel                                      745,861.52     359,008.03     358,756.75              -            -
Sheet Sales    Steel Processors - Springfield                   697,611.05     697,535.13              -              -            -
Sheet Sales    Nesco Container Corp                             668,529.49              -              -              -            -
Sheet Sales    Samuel Metal Trading                             638,875.47     319,001.52     319,873.95              -            -
Sheet Sales    Exor America                                     617,988.64     434,524.84     183,524.80              -            -
Sheet Sales    Int'l Utilities Structures Inc                   590,879.50     102,267.36     136,771.56     351,840.58            -
Sheet Sales    Marubeni                                         561,677.90     156,593.68      83,513.08     249,922.69            -
Sheet Sales    Royal Canadian Steel                             541,112.15     511,704.12      18,007.90       4,059.00       894.56
Sheet Sales    Lindsay Mfg Co                                   508,871.28     514,027.23              -              -            -
Sheet Sales    Lapham Hickey Steel                              490,403.74     438,481.41              -              -    11,407.26
Sheet Sales    Randall Metals Corp                              457,956.87     332,216.03     125,740.84              -            -
Sheet Sales    Sun Steel Co                                     456,717.10     143,430.70     309,541.03              -            -
Sheet Sales    Harper Steel Co                                  440,321.64     326,033.57      94,534.61              -     9,895.16
Sheet Sales    A O Smith Corp - Juarez                          435,715.00     301,765.70     133,949.30              -            -
Sheet Sales    Alliance Steel Mfg Inc                           435,653.82     329,074.54     103,087.34              -     1,881.90
Sheet Sales    Hanson Concrete Products                         424,326.54     344,731.90      72,619.95              -            -

  MARKET                     CUSTOMER NAME                    121 TO 150      151 TO 180        181+
-----------    -------------------------------------------   -------------   ------------   ------------
Sheet Sales    U S Metals & Supply Inc                                   -              -      61,928.66
Sheet Sales    New Technology Steel L L C                                -              -              -
Sheet Sales    American Basic Industries                          4,440.91              -              -
Sheet Sales    Mitsubishi                                        12,014.24         929.88       8,977.00
Sheet Sales    Riverview Steel Co Ltd                                    -              -              -
Sheet Sales    Mako Metals Inc                                           -              -       3,793.00
Sheet Sales    CSN Companhia Siderurgica Nacional LLC                    -              -              -
Sheet Sales    Ltv - Debtor In Possession                                -              -      25,264.26
Sheet Sales    Lee Steel Corp                                    10,550.70              -      29,196.45
Sheet Sales    A O Smith Corporation                              4,414.29      27,777.57      29,680.29
Sheet Sales    Itek Steel Trading                                        -              -              -
Sheet Sales    Tex Tube Co                                               -              -     (38,401.04)
Sheet Sales    Trilla Steel Drum Corp                                    -              -              -
Sheet Sales    Custom Steel Processing                                   -              -              -
Sheet Sales    Allied Tube & Conduit - Century Tube                      -              -              -
Sheet Sales    Magic Steel                                       22,553.08              -       5,543.66
Sheet Sales    Steel Processors - Springfield                            -              -          75.92
Sheet Sales    Nesco Container Corp                                      -              -     668,529.49
Sheet Sales    Samuel Metal Trading                                      -              -              -
Sheet Sales    Exor America                                              -              -         (61.00)
Sheet Sales    Int'l Utilities Structures Inc                            -              -              -
Sheet Sales    Marubeni                                                  -      12,216.24      59,432.21
Sheet Sales    Royal Canadian Steel                                      -              -       6,446.57
Sheet Sales    Lindsay Mfg Co                                            -              -      (5,155.95)
Sheet Sales    Lapham Hickey Steel                                       -              -      40,515.07
Sheet Sales    Randall Metals Corp                                       -              -              -
Sheet Sales    Sun Steel Co                                              -       3,745.37              -
Sheet Sales    Harper Steel Co                                    9,858.30              -              -
Sheet Sales    A O Smith Corp - Juarez                                   -              -              -
Sheet Sales    Alliance Steel Mfg Inc                             1,610.04              -              -
Sheet Sales    Hanson Concrete Products                                  -              -       6,974.69

  MARKET                     CUSTOMER NAME                    TOTAL OWED       1 TO 30       31 TO 60       61 TO 90     91 TO 120
-----------    -------------------------------------------   -------------   -----------   ------------   ------------   ---------
Sheet Sales    Antela                                           417,600.53    347,246.34      44,065.80       1,757.50    4,742.93
Sheet Sales    Lozier Corporation                               399,378.93    363,366.18      36,002.75              -           -
Sheet Sales    Michigan Steel Processing                        395,283.29    200,484.63     143,532.78      51,265.88           -
Sheet Sales    Siegal Steel Co                                  371,150.47    272,969.51      98,180.96              -           -
Sheet Sales    Owen Industries                                  359,451.43    155,718.41      90,558.04       6,602.89    2,041.07
Sheet Sales    Craco Metals Inc                                 340,205.75    219,313.85     117,882.73              -    1,436.84
Sheet Sales    Mitsubishi International Steel Inc               323,076.02    222,905.36              -      79,554.90   50,655.90
Sheet Sales    St Louis Steel Services Inc                      317,278.44    162,226.28     136,495.01              -           -
Sheet Sales    Jefferson Metals                                 311,445.51    297,241.52              -              -           -
Sheet Sales    Premier Steel L L C                              285,961.19    244,920.71      21,961.08              -           -
Sheet Sales    Lyon Metal Products                              273,869.73    150,047.40     123,822.33              -           -
Sheet Sales    Impact Steel Inc                                 271,714.26    245,458.90              -              -           -
Sheet Sales    Worthington Steel Co - Jackson                   260,853.51    229,591.63              -              -           -
Sheet Sales    Capital Steel Inc                                258,029.20    263,879.41      (5,850.21)             -           -
Sheet Sales    Doral Steel                                      240,530.66    120,193.67              -              -      849.24
Sheet Sales    Arlington Metals Corp                            236,287.80    127,764.15      45,697.50              -           -
Sheet Sales    Chappell Steel Co Inc                            218,064.16    153,947.48      49,694.93              -           -
Sheet Sales    Metal Matic Inc                                  213,442.08    190,633.15              -              -           -
Sheet Sales    Mnp Flat Roll Services Corp                      209,493.72    132,886.40      76,607.32              -           -
Sheet Sales    Triorient Trading Inc                            209,369.73    138,815.76      62,531.55              -           -
Sheet Sales    Skyline Steel Pipe Group                         205,001.12    183,875.03              -              -           -
Sheet Sales    The Steelworks L L C                             186,134.11    100,068.29      80,734.90              -   (5,687.55)
Sheet Sales    Lexington Steel Corp                             185,200.31    179,252.93       5,947.38              -           -
Sheet Sales    Charter Steel Trading Co Inc                     183,437.08     55,990.35     127,446.73              -           -
Sheet Sales    Blair Strip Steel Co                             177,858.55    177,858.55              -              -           -
Sheet Sales    Northern Industries Inc                          176,937.92    175,142.17              -              -    1,795.75
Sheet Sales    Steel Warehouse Co. Inc.                         173,355.05             -              -              -           -
Sheet Sales    Waterloo Industries Inc                          171,397.46    161,826.01              -              -           -
Sheet Sales    Holland Usa Inc                                  170,500.61     33,616.94     136,883.67              -           -
Sheet Sales    Mid-West Materials Inc                           170,021.10    170,021.10              -              -           -
Sheet Sales    Jemison Steel Company                            165,370.45     95,069.40              -              -   36,556.80

  MARKET                     CUSTOMER NAME                    121 TO 150     151 TO 180        181+
-----------    -------------------------------------------   ------------    -----------    -----------
Sheet Sales    Antela                                           14,071.52       1,599.12       4,117.32
Sheet Sales    Lozier Corporation                                       -              -          10.00
Sheet Sales    Michigan Steel Processing                                -              -              -
Sheet Sales    Siegal Steel Co                                          -              -              -
Sheet Sales    Owen Industries                                  16,972.13       7,316.04      80,242.85
Sheet Sales    Craco Metals Inc                                         -              -       1,572.33
Sheet Sales    Mitsubishi International Steel Inc                       -     (30,040.14)             -
Sheet Sales    St Louis Steel Services Inc                              -              -      18,557.15
Sheet Sales    Jefferson Metals                                         -              -      14,203.99
Sheet Sales    Premier Steel L L C                               7,864.80       2,436.10       8,778.50
Sheet Sales    Lyon Metal Products                                      -              -              -
Sheet Sales    Impact Steel Inc                                         -              -      26,255.36
Sheet Sales    Worthington Steel Co - Jackson                           -              -      31,261.88
Sheet Sales    Capital Steel Inc                                        -              -              -
Sheet Sales    Doral Steel                                              -              -     119,487.75
Sheet Sales    Arlington Metals Corp                                    -              -      62,826.15
Sheet Sales    Chappell Steel Co Inc                                    -      10,311.00       4,110.75
Sheet Sales    Metal Matic Inc                                          -       8,362.00      14,446.93
Sheet Sales    Mnp Flat Roll Services Corp                              -              -              -
Sheet Sales    Triorient Trading Inc                                    -              -       8,022.42
Sheet Sales    Skyline Steel Pipe Group                                 -       2,992.50      18,133.59
Sheet Sales    The Steelworks L L C                                     -              -      11,018.47
Sheet Sales    Lexington Steel Corp                                     -              -              -
Sheet Sales    Charter Steel Trading Co Inc                             -              -              -
Sheet Sales    Blair Strip Steel Co                                     -              -              -
Sheet Sales    Northern Industries Inc                                  -              -              -
Sheet Sales    Steel Warehouse Co. Inc.                                 -              -     173,355.05
Sheet Sales    Waterloo Industries Inc                                  -              -       9,571.45
Sheet Sales    Holland Usa Inc                                          -              -              -
Sheet Sales    Mid-West Materials Inc                                   -              -              -
Sheet Sales    Jemison Steel Company                             7,877.10              -      25,867.15

  MARKET                     CUSTOMER NAME                    TOTAL OWED       1 TO 30       31 TO 60       61 TO 90      91 TO 120
-----------    -------------------------------------------   -------------   -----------   ------------   ------------   -----------
Sheet Sales    Superior Steel Supply L L C                      150,161.61     69,382.70      61,058.65       5,894.20             -
Sheet Sales    Dofasco Inc                                      149,216.32             -              -              -    149,216.32
Sheet Sales    Gibraltar Steel Corp                             147,509.95     99,036.48      30,081.14       1,192.96     14,669.64
Sheet Sales    Jennmar                                          143,795.25     87,220.00      56,575.25              -             -
Sheet Sales    Olympic Steel                                    132,471.71     59,374.51              -              -             -
Sheet Sales    National Material Ltd Partner                    122,206.59    (10,595.29)     49,950.54      10,042.69        497.39
Sheet Sales    Ak Steel Corp                                    116,844.01    116,844.01              -              -             -
Sheet Sales    Lone Star Steel Co                               114,977.21             -     114,977.21              -             -
Sheet Sales    Tomsin Steel Company                             113,328.39    108,671.20              -              -             -
Sheet Sales    Lakeside Metals Inc                              101,358.67    101,358.67              -              -             -
Sheet Sales    Kane Steel & Iron L L C                           97,800.88     86,698.58              -              -             -
Sheet Sales    Tru Weld Grating Inc                              91,107.75     75,719.70      12,241.50       3,146.55             -
Sheet Sales    Central Illinois Steel Co                         89,350.84     74,771.96      11,620.55              -             -
Sheet Sales    Amsco Steel Co                                    88,302.52             -      32,654.00      28,333.01             -
Sheet Sales    Griffon Steel Corp                                87,719.15     21,266.90      66,452.25              -             -
Sheet Sales    Delta Steel Products                              83,181.05     15,376.70      67,804.35              -             -
Sheet Sales    Ken Greco Inc                                     81,012.20     74,337.00              -       3,717.00             -
Sheet Sales    Ltv Copperweld - Shelby                           80,309.43             -              -        (519.65)            -
Sheet Sales    Ryerson Tull                                      79,912.34     79,912.34              -              -             -
Sheet Sales    Northwest Steel Corp                              74,505.77     53,982.82      17,423.85              -             -
Sheet Sales    Metal Products Of Alabama                         71,059.29     54,597.00       9,795.30              -             -
Sheet Sales    Ratner Steel Supply Co                            68,537.16     45,511.87      23,025.29              -             -
Sheet Sales    Tektube                                           68,413.69             -              -              -             -
Sheet Sales    Agco Corp                                         66,586.38     43,004.66      23,581.72              -             -
Sheet Sales    National Metalwares Inc                           64,460.50     64,460.50              -              -             -
Sheet Sales    Steel Mfg & Whse Co                               59,240.78     17,135.71      42,105.07              -             -
Sheet Sales    Jericho Steel Sales Corp                          57,853.37     34,863.05      22,990.32              -             -
Sheet Sales    Jame Steel Corp                                   57,484.02     42,907.43              -       5,819.20             -
Sheet Sales    Century Steel Corp                                53,884.69     51,479.94              -       2,404.75             -
Sheet Sales    Darco Steel & Wire                                53,084.22     48,470.20              -              -             -
Sheet Sales    Bradford White Corp                               51,502.79     42,080.39              -              -             -

  MARKET                     CUSTOMER NAME                    121 TO 150    151 TO 180       181+
-----------    -------------------------------------------   ------------   -----------   ----------
Sheet Sales    Superior Steel Supply L L C                              -             -    13,826.06
Sheet Sales    Dofasco Inc                                              -             -            -
Sheet Sales    Gibraltar Steel Corp                                     -      1,728.45       801.28
Sheet Sales    Jennmar                                                  -             -            -
Sheet Sales    Olympic Steel                                      (418.56)            -    73,515.76
Sheet Sales    National Material Ltd Partner                       634.04             -    71,677.22
Sheet Sales    Ak Steel Corp                                            -             -            -
Sheet Sales    Lone Star Steel Co                                       -             -            -
Sheet Sales    Tomsin Steel Company                                918.90             -     3,738.29
Sheet Sales    Lakeside Metals Inc                                      -             -            -
Sheet Sales    Kane Steel & Iron L L C                                  -             -    11,102.30
Sheet Sales    Tru Weld Grating Inc                                     -             -            -
Sheet Sales    Central Illinois Steel Co                                -             -     2,958.33
Sheet Sales    Amsco Steel Co                                           -             -    27,315.51
Sheet Sales    Griffon Steel Corp                                       -             -            -
Sheet Sales    Delta Steel Products                                     -             -            -
Sheet Sales    Ken Greco Inc                                            -             -     2,958.20
Sheet Sales    Ltv Copperweld - Shelby                                  -     80,829.08            -
Sheet Sales    Ryerson Tull                                             -             -            -
Sheet Sales    Northwest Steel Corp                                     -             -     3,099.10
Sheet Sales    Metal Products Of Alabama                                -             -     6,666.99
Sheet Sales    Ratner Steel Supply Co                                   -             -            -
Sheet Sales    Tektube                                                  -             -    68,413.69
Sheet Sales    Agco Corp                                                -             -            -
Sheet Sales    National Metalwares Inc                                  -             -            -
Sheet Sales    Steel Mfg & Whse Co                                      -             -            -
Sheet Sales    Jericho Steel Sales Corp                                 -             -            -
Sheet Sales    Jame Steel Corp                                          -             -     8,757.39
Sheet Sales    Century Steel Corp                                       -             -            -
Sheet Sales    Darco Steel & Wire                               (4,389.67)     9,003.69            -
Sheet Sales    Bradford White Corp                               9,422.40             -            -

  MARKET                     CUSTOMER NAME                    TOTAL OWED      1 TO 30      31 TO 60      61 TO 90      91 TO 120
-----------    -------------------------------------------   ------------   -----------   ----------   ------------   ----------
Sheet Sales    Bean Steel Corp.                                 49,424.54     20,458.97            -      (2,000.00)           -
Sheet Sales    Samuel Son & Co - Ltd.                           48,335.38     16,320.95    15,641.86              -            -
Sheet Sales    Macsteel Service Centers                         46,775.68             -            -              -       436.78
Sheet Sales    Feralloy Corp - Chicago                          45,902.55     45,902.55            -              -            -
Sheet Sales    Cooper B-Line Systems Inc                        45,228.00     45,228.00            -              -            -
Sheet Sales    Jackson Tube Service Inc                         43,860.27     43,860.27            -              -            -
Sheet Sales    Rolled Steel Products Corp                       43,159.38     43,159.38            -              -            -
Sheet Sales    Metal Processors Inc                             41,927.68             -            -              -            -
Sheet Sales    Horizon Steel Processing                         41,906.72     31,274.27     9,352.80         379.95       899.70
Sheet Sales    Winner Steel                                     34,556.09             -            -              -            -
Sheet Sales    Sennett Steel Corp                               33,841.17      8,916.32    17,007.39              -     7,917.46
Sheet Sales    Sabre Steel Inc                                  33,733.28     33,733.28            -              -            -
Sheet Sales    Miami Valley Steel Service                       33,077.08             -     8,253.61              -     2,164.87
Sheet Sales    Industrial Steel & Fastener Corp                 32,327.41     29,309.01            -              -            -
Sheet Sales    Industrial Steel Co                              31,445.05     27,847.85            -       1,203.20            -
Sheet Sales    Royal Metal Industries Inc                       25,706.14             -            -              -            -
Sheet Sales    M B Steel Co                                     25,190.33             -    25,190.33              -            -
Sheet Sales    Spartan Metals Inc                               23,904.50      3,409.50    20,495.00              -            -
Sheet Sales    Csn Companhia Siderurgica Nacional Llc           23,800.00             -    12,110.00      11,690.00            -
Sheet Sales    H B Steel                                        20,087.25      7,879.15     6,840.80              -            -
Sheet Sales    Lewder Steel Corp                                16,849.86     15,130.34            -              -            -
Sheet Sales    Universal Metals L L C                           15,899.45     15,899.45            -              -            -
Sheet Sales    Dennen Steel                                     15,843.20     15,843.20            -              -            -
Sheet Sales    Metalwest L L C                                  14,794.01             -            -              -            -
Sheet Sales    Hascall Steel Co                                 13,244.63             -            -      13,244.63            -
Sheet Sales    Mid America Steel Corp                           13,148.85     13,148.85            -              -            -
Sheet Sales    Vmf Materials Inc                                12,909.12             -            -              -            -
Sheet Sales    Lawson Steel Inc                                 12,297.88             -     6,583.50              -            -
Sheet Sales    Armalas Sales Inc                                12,061.65     12,061.65            -              -            -
Sheet Sales    Loeffel Steel Products Inc                       10,286.86      3,050.65     7,236.21              -            -
Sheet Sales    Essex Trading Co                                 10,174.50     10,174.50            -              -            -

  MARKET                   CUSTOMER NAME                      121 TO 150     151 TO 180      181+
-----------    -------------------------------------------   ------------   -----------   ----------
Sheet Sales    Bean Steel Corp.                                         -             -    30,965.57
Sheet Sales    Samuel Son & Co - Ltd.                                   -             -    16,372.57
Sheet Sales    Macsteel Service Centers                                 -             -    46,338.90
Sheet Sales    Feralloy Corp - Chicago                                  -             -            -
Sheet Sales    Cooper B-Line Systems Inc                                -             -            -
Sheet Sales    Jackson Tube Service Inc                                 -             -            -
Sheet Sales    Rolled Steel Products Corp                               -             -            -
Sheet Sales    Metal Processors Inc                                     -             -    41,927.68
Sheet Sales    Horizon Steel Processing                                 -             -            -
Sheet Sales    Winner Steel                                      1,146.74             -    33,409.35
Sheet Sales    Sennett Steel Corp                                       -             -            -
Sheet Sales    Sabre Steel Inc                                          -             -            -
Sheet Sales    Miami Valley Steel Service                               -      3,077.51    19,581.09
Sheet Sales    Industrial Steel & Fastener Corp                         -             -     3,018.40
Sheet Sales    Industrial Steel Co                                      -             -     2,394.00
Sheet Sales    Royal Metal Industries Inc                               -             -    25,706.14
Sheet Sales    M B Steel Co                                             -             -            -
Sheet Sales    Spartan Metals Inc                                       -             -            -
Sheet Sales    Csn Companhia Siderurgica Nacional Llc                   -             -            -
Sheet Sales    H B Steel                                         1,348.20             -     4,019.10
Sheet Sales    Lewder Steel Corp                                        -             -     1,719.52
Sheet Sales    Universal Metals L L C                                   -             -            -
Sheet Sales    Dennen Steel                                             -             -            -
Sheet Sales    Metalwest L L C                                          -             -    14,794.01
Sheet Sales    Hascall Steel Co                                         -             -            -
Sheet Sales    Mid America Steel Corp                                   -             -            -
Sheet Sales    Vmf Materials Inc                                12,909.12             -            -
Sheet Sales    Lawson Steel Inc                                         -             -     5,714.38
Sheet Sales    Armalas Sales Inc                                        -             -            -
Sheet Sales    Loeffel Steel Products Inc                               -             -            -
Sheet Sales    Essex Trading Co                                         -             -            -

  MARKET                     CUSTOMER NAME                    TOTAL OWED      1 TO 30      31 TO 60      61 TO 90      91 TO 120
-----------    -------------------------------------------   ------------   -----------   ----------   ------------   ----------
Sheet Sales    Monarch Steel - Detroit                           9,043.30       (283.50)           -       9,043.30            -
Sheet Sales    Champion Resources                                8,779.65      8,779.65            -              -            -
Sheet Sales    Harrington & King Perforating Co Inc              8,692.26             -     8,692.26              -            -
Sheet Sales    Weldmet Industries Inc                            7,931.70      7,931.70            -              -            -
Sheet Sales    Mainline Metals Inc                               7,581.60      7,581.60            -              -            -
Sheet Sales    Ltv Copperweld Marion                             7,570.19             -            -              -            -
Sheet Sales    C D W Service Center - D & B Limited              7,519.31      7,519.31            -              -            -
Sheet Sales    Gateway Metal Products L L C                      7,500.60      7,500.60            -              -            -
Sheet Sales    Stupp Corp                                        7,344.00      7,344.00            -              -            -
Sheet Sales    The Metal Exchange Co                             6,982.50      6,982.50            -              -            -
Sheet Sales    S E T Steel Inc                                   6,647.00      6,647.00            -              -            -
Sheet Sales    Caterpillar Inc                                   6,451.51             -            -              -            -
Sheet Sales    Wolverine Steel Inc                               6,311.10      5,390.40            -              -       920.70
Sheet Sales    Macomb Steel Inc                                  6,038.20             -            -              -            -
Sheet Sales    National Metal Resources                          5,219.96             -            -              -            -
Sheet Sales    Minkin Chandler Corp                              4,940.60             -            -              -     4,940.60
Sheet Sales    Hannibal Industries                               4,195.31             -            -              -            -
Sheet Sales    Allegheny Steel Distributors Inc                  3,631.80             -            -              -            -
Sheet Sales    Frontier Steel Co                                 3,383.73             -     3,383.73              -            -
Sheet Sales    Bethlehem Steel Corp - Sparrows Point             2,895.38      2,895.38            -              -            -
Sheet Sales    Bull Moose Tube Company                           2,571.09             -            -              -            -
Sheet Sales    Soudan Metals Co Inc                              2,419.30             -            -              -            -
Sheet Sales    J Allan Steel Co Of Ohio                          1,155.66             -            -              -            -
Sheet Sales    Norfolk Iron & Metal Co                             946.50             -            -              -            -
Sheet Sales    Feralloy                                            813.42     16,130.87    (5,303.35)             -            -
Sheet Sales    Odonnell Steel Co                                   600.00             -            -              -            -
Sheet Sales    Int'l Utility Structures Inc.                       151.20             -            -              -            -
Sheet Sales    Gilbert Ovila                                        13.33             -    24,043.33     (24,030.00)           -
Sheet Sales    Delta Metal Products Inc                            (33.00)            -            -              -            -
Sheet Sales    Steel Technologies Inc - Louisville                (479.80)      (479.80)           -              -            -
Sheet Sales    Renown Steel                                       (926.77)      (771.10)           -        (155.67)           -

  MARKET                     CUSTOMER NAME                    121 TO 150    151 TO 180       181+
-----------    -------------------------------------------   ------------   -----------   ----------
Sheet Sales    Monarch Steel - Detroit                                  -             -       283.50
Sheet Sales    Champion Resources                                       -             -            -
Sheet Sales    Harrington & King Perforating Co Inc                     -             -            -
Sheet Sales    Weldmet Industries Inc                                   -             -            -
Sheet Sales    Mainline Metals Inc                                      -             -            -
Sheet Sales    Ltv Copperweld Marion                                    -      7,570.19            -
Sheet Sales    C D W Service Center - D & B Limited                     -             -            -
Sheet Sales    Gateway Metal Products L L C                             -             -            -
Sheet Sales    Stupp Corp                                               -             -            -
Sheet Sales    The Metal Exchange Co                                    -             -            -
Sheet Sales    S E T Steel Inc                                          -             -            -
Sheet Sales    Caterpillar Inc                                          -      6,451.51            -
Sheet Sales    Wolverine Steel Inc                                      -             -            -
Sheet Sales    Macomb Steel Inc                                         -             -     6,038.20
Sheet Sales    National Metal Resources                                 -             -     5,219.96
Sheet Sales    Minkin Chandler Corp                                     -             -            -
Sheet Sales    Hannibal Industries                                      -             -     4,195.31
Sheet Sales    Allegheny Steel Distributors Inc                         -             -     3,631.80
Sheet Sales    Frontier Steel Co                                        -             -            -
Sheet Sales    Bethlehem Steel Corp - Sparrows Point                    -             -            -
Sheet Sales    Bull Moose Tube Company                          (1,052.80)            -     3,623.89
Sheet Sales    Soudan Metals Co Inc                              1,057.50             -     1,361.80
Sheet Sales    J Allan Steel Co Of Ohio                                 -             -     1,155.66
Sheet Sales    Norfolk Iron & Metal Co                             224.70        721.80            -
Sheet Sales    Feralloy                                                 -             -   (10,014.10)
Sheet Sales    Odonnell Steel Co                                (4,987.50)            -     5,587.50
Sheet Sales    Int'l Utility Structures Inc.                            -             -       151.20
Sheet Sales    Gilbert Ovila                                            -             -            -
Sheet Sales    Delta Metal Products Inc                                 -             -       (33.00)
Sheet Sales    Steel Technologies Inc - Louisville                      -             -            -
Sheet Sales    Renown Steel                                             -             -            -

  MARKET                     CUSTOMER NAME             TOTAL OWED         1 TO 30         31 TO 60       61 TO 90       91 TO 120
-----------    -----------------------------------   --------------   --------------   -------------   -------------   ------------
Sheet Sales    Lamination Specialties Co                  (1,965.44)       (1,965.44)              -               -              -
Sheet Sales    Millerbernd Mfg Co                         (2,660.82)               -               -               -              -
Sheet Sales    Voss Taylor                                (4,815.00)               -       (4,815.00)              -              -
Sheet Sales    Newport Steel Corp                         (7,095.00)       (7,095.00)              -               -              -
Sheet Sales    Evapco Inc.                               (10,743.01)               -               -               -              -
Sheet Sales    Deere & Company                           (58,554.32)      (29,426.93)              -               -              -
               Contra and Other                        2,333,440.16

               TOTALS                                300,063,927.31   165,463,881.75   54,245,891.34   11,830,091.12   7,348,545.18

  MARKET                     CUSTOMER NAME             121 TO 150       151 TO 180         181+
-----------    -----------------------------------   --------------   --------------   -------------
Sheet Sales    Lamination Specialties Co                          -                -               -
Sheet Sales    Millerbernd Mfg Co                                 -                -       (2,660.82)
Sheet Sales    Voss Taylor                                        -                -               -
Sheet Sales    Newport Steel Corp                                 -                -               -
Sheet Sales    Evapco Inc.                                        -                -      (10,743.01)
Sheet Sales    Deere & Company                                    -                -      (29,127.39)
               Contra and Other

               TOTALS                                  1,580,862.93     5,741,695.93   51,519,518.90

PROCOIL CORPORATION
30-Nov-02

           CUSTOMER NAME                       AMOUNT DUE         0-30          31-60          61-90        91-120     +120 DAYS
-----------------------------------          --------------    ----------     ----------     ----------    ---------   ----------
AK Steel Company                                 166,233.60     73,526.40      70,329.60      22,377.60         0.00         0.00
Ford Motor Company                                 1,000.00          0.00           0.00           0.00         0.00     1,000.00
General Motors Corp.                               7,408.18          0.00           0.00           0.00         0.00     7,408.18
GM of Canada Limited                              49,862.22          0.00           0.00           0.00         0.00    49,862.22
General Motors of Canada Ltd.                    239,465.72    125,495.05     110,298.68       3,671.99         0.00         0.00
Ogihara America Corp                               1,239.00          0.00           0.00           0.00         0.00     1,239.00
New Center Stamping, Inc                          15,659.40      7,539.15           0.00       8,120.25         0.00         0.00
AZ Automotive Corp.                               70,092.58     38,366.25       7,673.25      24,053.08         0.00         0.00
AK Steel Company                                 253,244.29     93,225.12     128,932.32       7,496.90     1,800.00    21,789.95
Berg Steel Corporation                             1,360.13          0.00           0.00           0.00         0.00     1,360.13
Dearborn Stamping Plant                           17,882.19          0.00           0.00           0.00         0.00    17,882.19
Ford Motor Company                                58,797.80          0.00           0.00           0.00         0.00    58,797.80
General Motors Corp.                               6,140.17          0.00           0.00           0.00         0.00     6,140.17
GM of Canada Limited                             -29,465.42          0.00           0.00           0.00         0.00   -29,465.42
Hamilton Steel                                    13,172.24      3,755.69       9,416.55           0.00         0.00         0.00
I/N KOTE                                          20,572.26        216.93         154.95           0.00         0.00    20,200.38
Jericho Steel Sales                               27,541.21      8,820.60       9,898.13       8,822.48         0.00         0.00
Marubeni Metal Blanking Inc.                       1,920.00      1,920.00           0.00           0.00         0.00         0.00
Merkur Steel Supply, Inc.                          2,132.95          0.00       2,132.95           0.00         0.00         0.00
Precise Metal Products Inc                         4,295.05      2,114.55       2,180.50           0.00         0.00         0.00
Promet Steel                                         715.50        715.50           0.00           0.00         0.00         0.00
Pro-Tec Coating Company                           98,029.77     43,487.15      40,306.08       2,317.70         0.00    11,918.84
Summit Metal Processing, Inc.                     17,017.50      5,448.00      11,569.50           0.00         0.00         0.00
Thyssen Steel                                    138,926.99    101,729.15      23,957.30         332.50         0.00    12,908.04
US Steel Gary Works                                9,493.69          0.00           0.00         142.45         0.00     9,351.24
Bethlehem Steel Corp.                            155,316.45     56,752.37           0.00           0.00         0.00    98,564.08
The Budd Company                                  72,654.05     23,783.40      47,358.76       1,307.14         0.00       204.75
Carbon Steel Stainless Inc.                        1,194.28          0.00       1,194.28           0.00         0.00         0.00
DOFASCO USA INC                                  145,220.43     97,214.43      48,006.00           0.00         0.00         0.00

Ford Motor Company                                11,869.62          0.00           0.00           0.00         0.00    11,869.62
Ford Motor Company                                 1,700.00          0.00       1,700.00           0.00         0.00         0.00
Inland Steel                                         423.48          0.00         423.48           0.00         0.00         0.00
Lee Steel Co.                                      4,224.37      1,257.30           0.00         227.67       360.00     2,379.40
Noble MetalProcessing, Inc.                      125,557.50     21,300.90      26,989.90      66,656.80    10,609.90         0.00
Rouge Steel                                       56,179.60     10,342.20      20,412.42      11,833.00         0.00    13,591.98
TWB                                                2,068.08          0.00           0.00           0.00         0.00     2,068.08
Straight Steel Company                             5,456.20          0.00           0.00           0.00         0.00     5,456.20
MST Corporation                                       62.88          0.00          62.88           0.00         0.00         0.00
Unbilled and Other                               544,741.00
        PROCOIL TOTAL                          2,319,404.96    717,010.14     562,997.53     157,359.56    12,769.90   324,526.83

TMH                                        $      19,000.00
NSL                                        $     722,000.00
N Squared                                  $      18,000.00
National Steel Pellet Company              $   1,213,789.98
Allow. For Competitive Pricing             $  (7,635,000.00)
Granite City Steel                         $     (13,000.00)
Mathies Coal Company                       $    (946,000.00)
                                           ----------------

Gross Accounts Receivable                  $ 295,762,122.30

Customer Notes and Miscellaneous           $   4,513,000.00
Allowance - Cash Discounts                 $  (1,000,000.00)
Allowance - Claims                         $  (5,089,000.00)
Allowance - Price and Freight              $  (4,615,000.00)
Allowance - Doubtful Accounts              $ (46,354,000.00)

Net Receivables                            $ 243,217,122.30
Net Receivables per Financials ($
Thousands)                                 $        242,002

                                    Exhibit V

Section (iii) of Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following items:

     26. Electric Service Agreement, dated March 12, 1975, between the Company, National Steel Pellet Company and Minnesota Power & Light Company, including amendments thereto

Section (iv) of Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following items:

     21. Electric Service Agreement, dated March 12, 1975, between the Company, National Steel Pellet Company and Minnesota Power & Light Company, including amendments thereto
     22. Gas Operations Program Agreement, effective November 1, 2002, between National Steel Pellet Company and Cornerstone Energy, Inc.
     23. Mississippi #1 Mine Lease (No. 2095-N), dated October 3, 1960, between National Steel Pellet Company and the State of Minnesota, including amendments thereto
     24. Stein Mine Lease (No. 3097-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     25. Mesabi Chief Mine Lease (No. 3098-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     26. Mississippi #2 Mine Lease (No. 3099-N), dated June 3, 1993, between National Steel Pellet Company and the State of Minnesota, including amendment thereto
     27. Bennett Mine Lease, effective as of January 1, 1966, between Keewatin Mining Company and the Company and Amended and Restated Bennett Mine Operating Agreement, effective as of July 1, 1994, between Keewatin Company and the Company.
     28. Russell Mine Lease, effective as of January 1, 1966, as amended on January 1, 1970 and Amended and Restated Russell Mine Operating Agreement, effective as of July 1, 1994, between Sargent Land Company Limited Partnership and the Company.
     29. Russell Annex Lease, effective as of January 1, 1966, between the Trustees of the Trust known as Great Northern Iron Ore Properties, Trustees of the Trust of James G. Bennett 1944 Mineral Interests, J.
          M. Longyear Heirs and the Company and the Amended and Restated Russell Annex Operating Agreement, effective July 1, 1994, between the Trustees of the Trust known as Great Northern Iron Ore Properties, J.
          M. Longyear Heirs, A Limited Partnership and the Company, as amended by the Letter of Intent, dated February 13, 1996.

     30. Pooling Agreement, effective as of January 1, 1966, between Sargent Land Company, Hanna Ore Mining Company, The Hanna Mining Company, Butler Brothers and the Company.

Section (v) of Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following items:

     6. National Steel Pellet Company
          a. Sellers are parties to contracts for industrial maintenance services with the following entities:
                    .    OSI
                    .    Safety-Kleen
                    .    Rapid Tooter
          b. Sellers are parties to contracts for waste and hazardous substance management services, including disposal, with the following entities:
                    .    Bougalis & Sons Construction
                    .    Lighting Unlimited
                    .    Lamb Composting
                    .    Envirobate
                    .    Recyclights
                    .    Wenzel Construction
                    .    Minnesota Power

Section (vi)(c) of Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following item:

     19. National Steel Pellet Company - Local Union 2660 of USWA - 8/1/99. Termination Date: August 1, 2004

Section (viii) of Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following items:

     14. Lease agreement for National Steel Pellet Wheel Loader, dated July 26, 1999, between the Company and GE Capital.
     15. Lease agreement for National Steel Pellet Haul Truck, dated April 28, 2000, between the Company and GE Capital.
     16. Lease agreement for National Steel Pellet Hydraulic Shovel, dated April 3, 2001, between the Company and GE Capital.
     17. Lease agreement for National Steel Pellet Hydraulic Shovel and Haul Truck, dated April 9, 1999, between the Company and Comerica Leasing.
     18. Lease agreement for National Steel Pellet Haul Truck, dated May 7, 1999, between the Company and Comerica Leasing.
     19. Lease agreement for National Steel Pellet Wheel Loader, dated March 15, 2000, between the Company and Heller Financial.

Schedule 5.18 of the Disclosure Schedule is hereby amended to include the following new Section (x):

     (x)  National Steel Pellet Company Loans
          1. Loan agreement, dated October 30, 1996, between National Steel Pellet Company and the Office of the Commissioner of Iron Range Resources and Rehabilitation, including amendments and related documents.
          2. Promissory Note, dated June 11, 1996, between the Company and the City of Keewatin.

                                    Exhibit W

Schedule 5.19 of the Disclosure Schedule is hereby amended to include the following items:

     National Steel Pellet Company Permits
     1. Radio Station License (Call Sign WPHH785), issued March 22, 2000, to National Steel Pellet Company by the Federal Communications Commission
     2. Radio Station Authorization (Call Sign WNRD611), granted September 9, 1998, to National Steel Pellet Company by the Federal Communications Commission
     3. Radio Station Authorization (Call Sign KAF691), granted February 28, 2002, to National Steel Pellet Company by the Federal Communications Commission

NATIONAL STEEL PELLET COMPANY

      MEDIA             APPLICABLE PERMIT             PERMIT INFORMATION                      DATES
---------------------------------------------------------------------------------------------------------------------
       Air          Minnesota Pollution Control        Pellet Screening          Issue Date: November 28, 1995
                         Agency ("MPCA")             Construction Permit       Expiration Date: November 28, 2000
                         No. 13700063-006
---------------------------------------------------------------------------------------------------------------------
       Air                     MPCA                Total Facility Operating        Issue Date: August 8, 1997
                         No. 13700063-002                   Permit               Expiration Date: August 8, 2002
---------------------------------------------------------------------------------------------------------------------
                   National Pollutant Discharge
                   Elimination System ("NPDES")      General Storm Water          Issue Date: November 1, 1997
      Water       Industrial Activity Permit MN           Permit                Expiration Date: October 31, 2002
                             G611000
---------------------------------------------------------------------------------------------------------------------
                     NPDES Permit MN 0055948,
                   including MPCA certification                                    Issue Date: January 16, 1996
      Water       under Section 401 of the Clean        Tailings Basin          Expiration Date: September 30, 1997
                            Water Act
---------------------------------------------------------------------------------------------------------------------
      Water          NPDES Permit MN 0031879            Mine and Plant            Issue Date: January 16, 1996
                                                                                 Expiration Date: July 31, 1999
---------------------------------------------------------------------------------------------------------------------
                                                   Drain, excavate, and/or
      Water         US Army Corp of Engineers     discharge fill material in        Issue Date: April 24, 1997
                    Permit No. 96-04859-IP-TWP        isolated wetlands          Expiration Date: December 31, 2003
---------------------------------------------------------------------------------------------------------------------
      Water      Minnesota Department of Natural     Water Appropriation           Issue Date: January 6, 1966
                        Resources ("MDNR")
---------------------------------------------------------------------------------------------------------------------
                     U.S. Nuclear Regulatory        Materials License for
     Nuclear          Commission License No.      By-Products, Source and/or     Expiration Date: November 30, 2004
                           22-05587-02             Special Nuclear Material
---------------------------------------------------------------------------------------------------------------------
   Explosives     Explosives Permit No. B 28628    Mining Explosives Permit         Issue Date: July 9, 2002
                                                   issued by Hibbing Police      Expiration Date: July 31, 2003
---------------------------------------------------------------------------------------------------------------------

NATIONAL STEEL PELLET COMPANY

      MEDIA             APPLICABLE PERMIT             PERMIT INFORMATION                      DATES
---------------------------------------------------------------------------------------------------------------------
                                                    Mining Explosives Permit
   Explosives     Explosives Permit No. B 28079     issued by Itasca County          Issue Date: July 9, 2002
                                                      Sheriff's Department        Expiration Date: July 31, 2003
---------------------------------------------------------------------------------------------------------------------
      Other             MPCA MND071344733            Hazardous Waste Small        Expiration Date: June 30, 2003
                                                   Quantity Generator License
---------------------------------------------------------------------------------------------------------------------
      Other           MPCA Permit #WTSF-115            Waste Tire Storage          Issue Date: January 23, 1992
                                                                                Expiration Date: January 23, 1997
---------------------------------------------------------------------------------------------------------------------
                                                  Aboveground and Underground
      Other         MPCA Permit No. AST# 11153     Storage Tanks for Storing        Issue Date: March 6, 2000
                                                       Liquid Substances          Expiration Date: March 6, 2005
---------------------------------------------------------------------------------------------------------------------
      Other       Minnesota Mineland Reclamation           Dam Safety               Issue Date: March 14, 1986
                        Permit #MN CO49425                                       Expiration Date: March 6, 2005
---------------------------------------------------------------------------------------------------------------------
      Other                    DOT                    Hazardous Materials            Issue Date: June 5, 2002
                                                  Certificate of Registration     Expiration Date: June 30, 2003
---------------------------------------------------------------------------------------------------------------------
      Other       Minnesota Mineland Reclamation         Permit to Mine             Issue Date: March 14, 1986
                              Permit
---------------------------------------------------------------------------------------------------------------------
      Other       State of Minnesota Certificate  Boilers and Pressure Vessels  Expiration Date: December 31, 2002
                     of Exemption No. 257176
---------------------------------------------------------------------------------------------------------------------

                                    Exhibit X

Section II of Schedule 5.20 of the Disclosure Schedule is hereby amended to include the following items:

National Steel Pellet Company
1. The taconite Maximum Achievable Control Technology standard, as proposed by EPA on December 18, 2002, would require an upgrade to NSPC's waste gas dust control system.
2. In November 2000, NSPC was contacted by the City of Hibbing regarding drums found on property formerly owned by the Hanna Ore Mining Company. NSPC notified the City and the Minnesota Pollution Control Agency ("MPCA") that subsequent sampling revealed no contamination and to date, no further action has been taken against NSPC.
3. In June 1981, NSPC provided notice to EPA pursuant to section 103(c) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., ("CERCLA"), that approximately 70,000 gallons of open gear lubricants containing between 1% and 2% lead had been disposed in stockpiles throughout NSPC's property.
4. In October 1999, the EPA Region V Office issued an Information Request to NSPC seeking records relating to production rates, fuel usage, physical changes and changes in the method of operation of NSPC facilities since 1978. NSPC responded to the Request in December 1999 and has received no further communication from EPA regarding this request.
5. NSPC has experienced periodic exceedances of its turbidity limit at Outfall 050.
6. In August 2002, the MPCA issued an Administrative Penalty Order to NSPC for tailings basin fugitive dust emissions. Due to unseasonable weather conditions, NSPC continues to experience fugitive dust incidents in the area of its tailings basins, and although no further penalties have been assessed by MPCA, NSPC has received numerous complaints from local residents regarding property damage stemming from these emissions.
7. NSPC's Title V Air Permit requires NSPC to do air modeling for particulate matter. While NSPC has been advised by the state that this modeling is not required despite the permit condition, should the state subsequently elect to enforce this requirement, there is the potential that modeling would not show compliance with the established ambient air standard.
8. All other potential violations, releases, and areas of contamination referenced in the Draft Environmental Due Diligence Assessment of National Steel Pellet Company, Keewatin, Minnesota, Prepared by ENSR, July 2002, Document No. 06975-293-208

                                       X-1